Exhibit 99.2

Supplemental Operating and Financial Data

FOURTH QUARTER: DECEMBER 31, 2013

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.

Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

Table of Contents	Financial Supplement
Fourth Quarter 2013

Corporate Information	Financial Supplement
Fourth Quarter 2013

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing data center solutions for domestic and international tenants across a variety of industry verticals ranging from financial services, cloud and information technology services, to manufacturing, energy, healthcare, and consumer products. As of December 31, 2013, the Company’s 131 properties, including 12 properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry and corporate enterprise data center tenants. Digital Realty’s portfolio is comprised of approximately 21.4 million square feet, excluding approximately 1.8 million square feet of space under active development and 1.3 million square feet of space held for future development, located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Website: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

Jim Smith: Chief Technology Officer

David J. Caron: Senior Vice President, Portfolio Management

Matthew Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or to be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup
Dave Rodgers	Stephen Douglas	Ross Smotrich	Greg Miller	David Toti	Michael Bilerman
(216) 737-7341	(646) 855-2615	(212) 526-2306	(212) 389-8128	(212) 915-1219	(212) 816-1383

	Jeffery Spector	Charles Croson	Eric Z. Chu	Evan Smith	Emmanuel Korchman
	(646) 855-1363	(212) 526-7164	(212) 389-8129	(212) 915-1220	(212) 816-1382

Deutsche Bank	Evercore	Green Street	ISI	Jefferies	JMP Securities
Vincent Chao	Johnathan Schildkraut	Michael Knott	Steve Sakwa	Omotayo Okusanya	Mitch Germain
(212) 250-6799	(212) 497-0864	(949) 640-8780	(212) 446-9462	(212) 336-7076	(212) 906-3546

Jeremy Metz	Robert Gutman	John Bejjani	George Auerbach	David Shamis	Peter Lunenburg
(212) 250-4667	(212) 497-0877	(949) 640-8780	(212) 446-9459	(212) 284-1796	(212) 906-3537

KeyBanc Capital	Macquarie	MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets
Jordan Sadler	Kevin Smithen	Jonathan M. Petersen	Vance Edelson	Paul D. Puryear	Jonathan Atkin
(917) 368-2280	(212) 231-0695	(646) 556-9185	(212) 761-0078	(727) 567-2253	(415) 633-8589

Austin Wurschmidt		Ryan Meliker	Landon Park	William A. Crow	Michael Carroll
(917) 368-2311		(212) 542-5872	(212) 761-6368	(727) 567-2594	(440) 715-2649

Stifel Nicolaus	UBS
Todd Weller	Ross Nussbaum
(443) 224-1305	(212) 713-2484

Ben Lowe	Gabriel Hilmoe
(443) 224-1264	(212) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Corporate Information (Continued)	Financial Supplement
Fourth Quarter 2013

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF
Series G Preferred Stock:	DLRPRG

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating:	BBB	(Negative Watch)
Preferred Stock:	BB+

Moody’s
Issuer Rating:	Baa2	(Stable Outlook)
Preferred Stock:	Baa3

Fitch
Issuer Default Rating:	BBB	(Stable Outlook)
Preferred Stock:	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization at its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
High Price (1)	$58.35	$65.43	$74.00	$72.92	$70.16
Low Price (1)	$43.04	$50.98	$56.02	$62.75	$59.25
Closing Price, end of quarter (1)	$49.12	$53.10	$61.00	$66.91	$67.89
Average daily trading volume (1)	1,814,127	1,571,339	1,680,636	1,420,527	1,389,261
Indicated dividend per common share (2)	$3.12	$3.12	$3.12	$3.12	$2.92
Closing annual dividend yield, end of quarter	6.4%	5.9%	5.1%	4.7%	4.3%
Shares and units outstanding, end of quarter (3)	131,422,371	131,421,001	131,418,758	131,410,505	127,992,183
Closing market value of shares and units outstanding (4)	$6,455,467	$6,978,455	$8,016,544	$8,792,677	$8,689,389

(1)	New York Stock Exchange trades only.
(2)	On an annualized basis.
(3)	As of December 31, 2013, the total number of shares and units includes 128,455,350 shares of common stock, 1,491,814 common units held by third parties and 1,475,207 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(4)	Dollars in thousands as of the end of the quarter.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Ownership Structure	Financial Supplement
As of December 31, 2013	Fourth Quarter 2013

Series E / F / G Redeemable Preferred Stockholders
Common Stockholders
Digital Realty Trust, Inc. (the REIT)
Third-Party Contributor
97.7% Common General Partnership Interest
100% Series E / F / G Preferred Partnership Interest
1.2% Limited Partnership Interest
Directors, Executive Officers and Others
Digital Realty Trust, L.P. (our operating partnership)
1.1% Limited Partnership Interest (1)
100%
Digital Services, Inc. (Taxable REIT Subsidiary)
Properties

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	128,455,350	97.7%
Cambay Tele.com, LLC (3)	1,491,814	1.2%
Directors, Executive Officers and Others	1,475,207	1.1%

Total	131,422,371	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 128,455,350 general partnership common units, 1,491,814 common units held by third parties and 1,475,207 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 403,913 common units held by the members of Cambay Tele.com, LLC.

Key Quarterly Financial Data	Financial Supplement
Unaudited and dollars in thousands, except per share data	Fourth Quarter 2013

	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Shares and Units at End of Quarter
Common shares outstanding	128,455,350	128,438,970	128,421,888	128,413,791	125,140,783
Common units outstanding	2,967,021	2,982,031	2,996,870	2,996,714	2,851,400

Total Shares and Partnership Units	131,422,371	131,421,001	131,418,758	131,410,505	127,992,183

Enterprise Value
Market value of common equity (1)	$6,455,467	$6,978,455	$8,016,544	$8,792,677	$8,689,389
Liquidation value of preferred equity	720,000	720,000	720,000	470,000	593,413
Total debt at balance sheet carrying value	4,961,892	4,780,397	4,698,248	4,682,124	4,278,565

Total Enterprise Value	$12,137,359	$12,478,852	$13,434,792	$13,944,801	$13,561,367
Total debt / total enterprise value	40.9%	38.3%	35.0%	33.6%	31.5%

Selected Balance Sheet Data
Investments in real estate (before depreciation)	$9,950,082	$9,576,467	$9,335,886	$9,011,433	$8,809,153
Total Assets	9,685,745	9,426,041	9,184,859	8,971,492	8,819,214
Total Liabilities	6,039,233	5,745,472	5,601,589	5,589,544	5,320,830

Selected Operating Data
Total operating revenues	$380,931	$379,456	$363,502	$358,370	$349,736
Total operating expenses	282,876	294,279	263,508	259,784	255,098
Interest expense	45,996	47,742	47,583	48,078	40,350
Net income	55,667	153,480	59,621	51,681	55,895
Net income available to common stockholders	42,977	138,872	47,077	42,657	44,815

Financial Ratios
EBITDA (2)	$215,884	$308,868	$211,238	$203,561	$192,893
Adjusted EBITDA (3)	228,019	217,577	223,782	212,585	203,973
Net Debt to Adjusted EBITDA (4)	5.4x	5.4x	5.2x	5.5x	5.2x
GAAP interest expense	45,996	47,742	47,583	48,078	40,350
Fixed charges (5)	68,207	69,498	69,372	65,371	61,701
Interest coverage ratio (6)	4.3x	4.0x	4.1x	4.0x	4.2x
Fixed charge coverage ratio (7)	3.3x	3.1x	3.2x	3.3x	3.3x

Profitability Measures
Net income per common share - basic	$0.33	$1.08	$0.37	$0.34	$0.36
Net income per common share - diluted	$0.33	$1.06	$0.37	$0.34	$0.36
Funds from operations (FFO) / diluted share and unit (8)	$1.26	$1.10	$1.22	$1.16	$1.16
Core funds from operations (CFFO) / diluted share and unit (8)	$1.26	$1.16	$1.19	$1.18	$1.19
Adj. funds from operations (AFFO) / diluted share and unit (9)	$0.94	$0.92	$0.95	$0.92	$0.88
Dividends per share and common unit	$0.78	$0.78	$0.78	$0.78	$0.73
Diluted FFO payout ratio (10)	61.7%	71.0%	64.1%	67.5%	63.0%
Diluted CFFO payout ratio (11)	61.7%	67.0%	65.7%	66.3%	61.4%
Diluted AFFO payout ratio (9) (12)	83.1%	85.2%	82.1%	85.2%	82.6%

Portfolio Statistics
Buildings (13)	187	188	187	178	171
Properties (13)	131	130	129	127	122
Net rentable square feet, excluding development space (13)	21,399,551	21,033,398	20,948,042	20,606,509	19,889,396
Occupancy at end of quarter (14)	92.6%	93.0%	93.1%	94.0%	94.4%
Occupied square footage	19,821,269	19,563,183	19,490,315	19,362,123	18,769,656
Space under active development (15)	1,759,681	1,532,902	1,282,612	1,389,795	1,372,006
Space held for development (16)	1,331,685	2,127,025	2,276,858	2,087,801	2,014,354
Weighted average remaining lease term (years) (17)	7.0	6.9	7.1	6.9	6.9
Same-store occupancy at end of quarter (14) (18)	91.2%	91.8%	91.8%	92.6%	93.3%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation & amortization. For a discussion of EBITDA, see page 42. For a reconciliation of net income available to common stockholders to EBITDA, see page 41.
(3)	Adjusted EBITDA is adjusted for straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 42. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 41.
(4)	Calculated as total debt at balance sheet carrying value less unrestricted cash and cash equivalents, divided by the product of Adjusted EBITDA multiplied by four.
(5)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(6)	Interest coverage ratio is Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO and CFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 42. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted CFFO payout ratio is dividends declared per common share and unit divided by diluted CFFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Includes properties held as investments in unconsolidated joint ventures.
(14)	Occupancy and same-store occupancy exclude space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(15)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(16)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(17)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(18)	Same-store properties were acquired before December 31, 2011.

2014 Guidance	Financial Supplement
Fourth Quarter 2013

	As of October 29, 2013	As of January 6, 2014	As of February 25, 2014
Internal Growth
Rental rates on renewal leases
Cash basis	Roughly flat	Roughly flat	Roughly flat
GAAP basis	Modestly Positive	Modestly Positive	Modestly Positive
Operating margin	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate
Incremental revenue from speculative leasing (1)	N/A	$20 - $30 million	$20 - $30 million
Overhead load	75 - 85 bps on total assets	75 - 85 bps on total assets	75 - 85 bps on total assets

External Growth
Acquisitions
Dollar volume	$0 - $400 million	$0 - $400 million	$0 - $400 million
Cap Rate	7.5% - 8.5%	7.5% - 8.5%	7.5% - 8.5%
Joint ventures
Dollar volume	$0 - $400 million	$0 - $400 million	$0 - $400 million
Cap rate	6.75% - 7.25%	6.75% - 7.25%	6.75% - 7.25%
Development
Capex	$600 - $800 million	$600 - $800 million	$600 - $800 million
Average stabilized yields	10% - 12%	10% - 12%	10% - 12%
Enhancements and other non-recurring capex (2)	N/A	$85 - $90 million	$85 - $90 million
Recurring capex + capitalized leasing costs (3)	$75 - $80 million	$75 - $80 million	$75 - $80 million

Balance Sheet
Preferred equity
Dollar amount	$100 - $250 million	$100 - $250 million	$100 - $250 million
Pricing	7.5% - 8.0%	8.0% - 8.5%	8.0% - 8.5%
Timing	Late 2013 or early 2014	Early 2014	Early 2014
Long-term debt
Dollar amount	$700 - $900 million	$700 - $900 million	$700 - $900 million
Pricing	4.75% - 5.25%	4.75% - 5.50%	4.75% - 5.50%
Timing	Late 2013 or early 2014	Early 2014	Early 2014

Core Funds From Operations / share	Mid-single digit growth	$4.75 - $4.90	$4.75 - $4.90

(1)	Incremental revenue from speculative leasing represents revenue expected to be recognized in the current year from leases that have not yet been signed.
(2)	Other non-recurring CapEx represents costs incurred to enhance the capacity or marketability of operating properties, such as network fiber initiatives, the build-out of an additional sub-station or installation of a new security system, in addition to major remediation costs on recently-acquired properties, whether or not contemplated in the original acquisition underwriting. Other non-recurring CapEx also includes infrequent and major component replacements.
(3)	Recurring CapEx represents non-incremental improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Capitalized leasing costs include capitalized leasing compensation as well as capitalized internal leasing commissions, as disclosed in the AFFO reconciliation on page 10.

Consolidated Quarterly Statements of Operations	Financial Supplement
Unaudited and in thousands, except share and per share data	Fourth Quarter 2013

	Three Months Ended					Twelve Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12
Rental revenues	$296,987	$290,712	$285,953	$281,399	$272,906	$1,155,051	$990,715
Tenant reimbursements - Utilities	55,319	59,936	54,397	51,245	50,085	220,897	185,520
Tenant reimbursements - Other	27,310	28,123	22,284	24,672	25,062	102,389	86,789
Fee income	1,315	671	728	806	1,525	3,520	8,428
Other	—	14	140	248	158	402	7,615

Total Operating Revenues	$380,931	$379,456	$363,502	$358,370	$349,736	$1,482,259	$1,279,067

Utilities	$58,773	$65,055	$57,142	$53,972	$53,040	$234,942	$194,880
Rental property operating	27,545	28,460	26,911	29,180	25,044	112,096	94,791
Repairs & maintenance	27,109	24,788	22,283	23,628	28,011	97,808	90,505
Non-cash straight-line rent expense adjustment	—	9,988	—	—	—	9,988	—
Property taxes	23,831	26,074	19,374	21,042	19,682	90,321	69,475
Insurance	2,156	2,144	2,238	2,205	2,647	8,743	9,600
Construction management	35	51	294	384	184	764	1,596
Depreciation & amortization	126,776	121,198	115,867	111,623	107,718	475,464	382,553
General & administrative	15,536	16,275	17,891	15,951	13,441	65,653	57,209
Transactions	1,108	243	1,491	1,763	5,331	4,605	11,120
Other	7	3	17	36	—	63	1,260

Total Operating Expenses	$282,876	$294,279	$263,508	$259,784	$255,098	$1,100,447	$912,989

Operating Income	$98,055	$85,177	$99,994	$98,586	$94,638	$381,812	$366,078

Equity in earnings of unconsolidated joint ventures	$2,957	$2,174	$2,330	$2,335	$1,733	$9,796	$8,135
Gain on insurance settlement	—	—	5,597	—	—	5,597	—
Gain on contribution of properties to unconsol. JV	555	115,054	—	—	—	115,609	—
Interest and other income	231	(127)	(6)	41	(116)	139	1,892
Interest expense	(45,996)	(47,742)	(47,583)	(48,078)	(40,350)	(189,399)	(157,108)
Tax benefit (expense)	473	(352)	(210)	(1,203)	(10)	(1,292)	(2,647)
Loss from early extinguishment of debt	(608)	(704)	(501)	—	—	(1,813)	(303)

Net Income	$55,667	$153,480	$59,621	$51,681	$55,895	$320,449	$216,047

Net income attributable to noncontrolling interests	(964)	(2,882)	(1,145)	(970)	(1,329)	(5,961)	(5,713)

Net Income Attributable to Digital Realty Trust, Inc.	$54,703	$150,598	$58,476	$50,711	$54,566	$314,488	$210,334

Preferred stock dividends	(11,726)	(11,726)	(11,399)	(8,054)	(9,751)	(42,905)	(38,672)

Net Income Available to Common Stockholders	$42,977	$138,872	$47,077	$42,657	$44,815	$271,583	$171,662

Weighted-average shares outstanding - basic	128,444,744	128,427,444	128,419,745	126,445,285	123,824,957	127,941,134	115,717,667
Weighted-average shares outstanding - diluted	128,641,470	135,301,765	128,623,076	126,738,339	124,145,590	128,127,641	116,006,577
Weighted-average fully diluted shares and units	137,890,892	137,851,514	131,177,283	129,181,095	127,835,847	137,769,299	131,467,271

Net income per share - basic	$0.33	$1.08	$0.37	$0.34	$0.36	$2.12	$1.48
Net income per share - diluted	$0.33	$1.06	$0.37	$0.34	$0.36	$2.12	$1.48

Funds From Operations and Core Funds From Operations	Financial Supplement
Unaudited and in thousands, except per share data	Fourth Quarter 2013

	Three Months Ended					Twelve Months Ended
Reconciliation of Net Income to Funds From Operations (FFO)	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12

Net Income Available to Common Stockholders	$42,977	$138,872	$47,077	$42,657	$44,815	$271,583	$171,662
Adjustments:
Noncontrolling interests in operating partnership	849	2,757	936	824	1,336	5,366	6,157
Real estate related depreciation & amortization (1)	125,671	120,006	114,913	110,690	106,797	471,281	378,970
Unconsolidated JV real estate related depreciation & amortization	1,387	788	797	833	727	3,805	3,208
Gain on contribution of properties to unconsolidated joint venture	(555)	(115,054)	—	—	—	(115,609)	—
Gain on sale of assets held in unconsolidated joint venture	—	—	—	—	—	—	(2,325)

Funds From Operations	$170,329	$147,369	$163,723	$155,004	$153,675	$636,426	$557,672
Add: Series C convertible preferred dividends	—	—	—	—	—	—	1,402
Add: Series D convertible preferred dividends	—	—	—	—	1,697	—	8,212
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	16,200	16,200

Funds From Operations - diluted	$174,379	$151,419	$167,773	$159,054	$159,422	$652,626	$583,486

Weighted-average shares and units outstanding - basic	130,982	130,977	130,974	128,888	127,515	130,463	119,861
Weighted-average shares and units outstanding - diluted (2)	137,891	137,851	137,787	137,680	137,510	137,771	131,467
Funds From Operations per share - basic	$1.30	$1.13	$1.25	$1.20	$1.21	$4.88	$4.65
Funds From Operations per share - diluted (2)	$1.26	$1.10	$1.22	$1.16	$1.16	$4.74	$4.44

Reconciliation of FFO to CFFO	Three Months Ended					Twelve Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12

Funds From Operations - diluted	$174,379	$151,419	$167,773	$159,054	$159,422	$652,626	$583,486
Termination fees and other non-core revenues (3)	—	(14)	(140)	(248)	(158)	(402)	(9,034)
Gain on insurance settlement	—	—	(5,597)	—	—	(5,597)	—
Significant transaction expenses	1,108	243	1,491	1,763	5,331	4,605	11,120
Loss from early extinguishment of debt	608	704	501	—	—	1,813	303
Straight-line rent expense adjustment attributable to prior periods (4)	—	9,155	—	—	—	7,489	—
Change in fair value of contingent consideration (5)	(1,749)	(943)	(370)	1,300	(1,051)	(1,762)	(1,051)
Other non-core expense adjustments (6)	7	3	17	36	—	63	1,260

Core Funds From Operations - diluted	$174,353	$160,567	$163,675	$161,905	$163,544	$658,835	$586,084

Weighted-average shares and units outstanding - diluted (2)	137,891	137,851	137,787	137,680	137,510	137,771	131,467
Core Funds From Operations per share - diluted (2)	$1.26	$1.16	$1.19	$1.18	$1.19	$4.78	$4.46

		Three Months Ended					Twelve Months Ended
(1)	Real Estate Related Depreciation & Amortization	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12
	Depreciation & amortization per income statement	$126,776	$121,198	$115,867	$111,623	$107,718	$475,464	$382,553
	Non-real estate depreciation	(1,105)	(1,192)	(954)	(933)	(921)	(4,183)	(3,583)

	Real Estate Related Depreciation & Amortization	$125,671	$120,006	$114,913	$110,690	$106,797	$471,281	$378,970

(2)	At December 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which translates into 471 common shares on a weighted average basis for the year ended December 31, 2013. At December 31, 2012, we had 4,937 series D convertible preferred shares outstanding that were convertible into 3,143 common shares on a weighted average basis for the three months ended December 31, 2012. At December 31, 2012, we had 0 series C convertible preferred shares (as a result of the conversion of all remaining shares on April 17, 2012) and 4,937 series D convertible preferred shares outstanding that were convertible into 814 common shares and 4,017 common shares on a weighted average basis for the year ended December 31, 2012, respectively. For the three months ended December 31, 2013, September 30, 2013 and December 31, 2012, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended December 31, 2013, September 30, 2013 and December 31, 2012 would be 15,372, 12,734 and 7,116 shares, respectively. For the year ended December 31, 2013 and December 31, 2012, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the year ended December 31, 2013 and December 31, 2012 would be 12,358 and 5,428 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,712, 6,684 and 6,531 common shares on a weighted average basis for the three months ended December 31, 2013, September 30, 2013 and December 31, 2012, respectively, and were exchangeable for 6,650 and 6,486 common shares on a weighted average basis for the year ended December 31, 2013 and December 31, 2012, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.
(3)	Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4)	Impact for the three months ended December 31, 2012 and the year ended December 31, 2012 would have resulted in additional expense of $833 and $3,333, respectively. CFFO per share and unit, as adjusted, would have been $1.18 and $4.43 for the above periods, respectively.
(5)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(6)	Includes reversal of accruals and certain other adjustments that are not core to our business.

Adjusted Funds From Operations (AFFO)	Financial Supplement
Unaudited and in thousands, except per share data	Fourth Quarter 2013

	Three Months Ended						Twelve Months Ended
Reconciliation of FFO to AFFO	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13		31-Dec-12	31-Dec-13	31-Dec-12

FFO available to common stockholders and unitholders	$170,329	$147,369	$163,723	$155,004		$153,675	$636,425	$557,672
Adjustments:
Non-real estate depreciation	$1,105	$1,192	$954	$933		$921	$4,184	$3,583
Amortization of deferred financing costs	2,925	2,831	2,471	2,431		2,359	10,658	8,700
Amortization of debt discount/premium	338	418	418	605		340	1,779	1,097
Non-cash compensation	2,183	2,877 (5)	3,580	2,888		2,709	11,528	12,632
Loss from early extinguishment of debt	608	704	501	—		—	1,813	303
Straight-line rents	(21,858)	(19,661)	(19,892)	(21,169)		(20,004)	(82,580)	(75,776)
Non-cash straight-line rent expense adjustment	—	9,988	—	—		—	9,988	—
Above- and below-market rent amortization	(2,887)	(2,746)	(3,041)	(3,045)		(2,819)	(11,719)	(10,262)
Change in fair value of contingent consideration (1)	(1,749)	(943)	(370)	1,300		(1,051)	(1,762)	(1,051)
Capitalized leasing compensation	(4,214)	(4,924)	(4,786)	(5,053	) (6)	(4,008)	(18,977)	(15,102)
Recurring capital expenditures (2)	(17,025)	(12,895)	(13,429)	(9,860)		(14,432)	(53,209)	(41,430)
Capitalized internal leasing commissions	(4,435)	(2,077)	(3,331)	(2,025)		(1,877)	(11,868)	(7,301)

AFFO available to common stockholders and unitholders (3)	$125,320	$122,133	$126,798	$122,009		$115,813	$496,260	$433,065

Weighted-average shares and units outstanding - basic	130,982	130,977	130,974	128,888		127,515	130,463	119,861
Weighted-average shares and units outstanding - diluted (4)	137,891	137,851	137,787	137,680		137,510	137,771	131,467

AFFO available to common stockholders and unitholders - basic	125,320	122,133	126,798	122,009		115,813	496,260	433,065
Add: Convertible preferred dividends and Interest and amortization of debt issuance costs on 2029 Debentures	4,050	4,050	4,050	4,050		5,747	16,200	25,814

AFFO available to common stockholders and unitholders - diluted	129,370	126,183	130,848	126,059		121,560	512,460	458,879

AFFO per share - diluted (3)	$0.94	$0.92	$0.95	$0.92		$0.88	$3.72	$3.49

Dividends per share and common unit	$0.78	$0.78	$0.78	$0.78		$0.73	$3.12	$2.92

Diluted AFFO Payout Ratio	83.1%	85.2%	82.1%	85.2%		82.6%	83.9%	83.7%

	Three Months Ended					Twelve Months Ended
Share Count Detail	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12
Weighted Average Common Stock and Units Outstanding	130,982	130,977	130,974	128,888	127,515	130,463	119,861
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	197	190	203	293	321	187	289
Add: Effect of dilutive series C convertible preferred stock	—	—	—	—	—	—	814
Add: Effect of dilutive series D convertible preferred stock	—	—	—	1,909	3,143	471	4,017
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,712	6,684	6,610	6,590	6,531	6,650	6,486

Weighted Avg. Common Stock and Units Out. - diluted	137,891	137,851	137,787	137,680	137,510	137,771	131,467

(1)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(2)	For a definition of recurring capital expenditures, see page 33.
(3)	For a definition and discussion of AFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(4)	At December 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which translates into 471 common shares on a weighted average basis for the year ended December 31, 2013. At December 31, 2012, we had 4,937 series D convertible preferred shares outstanding that were convertible into 3,143 common shares on a weighted average basis for the three months ended December 31, 2012. At December 31, 2012, we had 0 series C convertible preferred shares (as a result of the conversion of all remaining shares on April 17, 2012) and 4,937 series D convertible preferred shares outstanding that were convertible into 814 common shares and 4,017 common shares on a weighted average basis for the year ended December 31, 2012, respectively. For the three months ended December 31, 2013, September 30, 2013 and December 31, 2012, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended December 31, 2013, September 30, 2013 and December 31, 2012 would be 15,372, 12,734 and 7,116 shares, respectively. For the year ended December 31, 2013 and December 31, 2012, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the year ended December 31, 2013 and December 31, 2012 would be 12,358 and 5,428 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,712, 6,684 and 6,531 common shares on a weighted average basis for the three months ended December 31, 2013, September 30, 2013 and December 31, 2012, respectively, and were exchangeable for 6,650 and 6,486 common shares on a weighted average basis for the year ended December 31, 2013 and December 31, 2012, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.
(5)	Corrects overstated amount in previously reported non-cash compensation.
(6)	Corrects understated amount in previously reported capitalized leasing compensation.

Consolidated Balance Sheets	Financial Supplement
Dollars in thousands, except per share data	Fourth Quarter 2013

	Unaudited
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Assets
Investments in real estate:
Land	$693,791	$684,644	$690,356	$679,803	$661,058
Acquired ground leases	14,618	14,355	13,216	13,137	13,658
Buildings and improvements	8,680,677	8,357,786	8,125,636	7,826,501	7,662,973
Tenant improvements	490,492	466,616	432,631	419,062	404,830

Investments in Real Estate	$9,879,578	$9,523,401	$9,261,839	$8,938,503	$8,742,519
Accumulated depreciation & amortization	(1,565,996)	(1,459,055)	(1,377,375)	(1,288,440)	(1,206,017)

Net Investments in Properties	$8,313,582	$8,064,346	$7,884,464	$7,650,063	$7,536,502
Land held for sale	—	11,015	—	—	—
Investment in unconsolidated joint ventures	70,504	53,066	74,047	72,930	66,634

Net Investments in Real Estate	$8,384,086	$8,128,427	$7,958,511	$7,722,993	$7,603,136
Cash and cash equivalents	$56,808	$55,118	$24,260	$42,130	$56,281
Accounts and other receivables (1)	181,163	191,715	159,847	177,951	168,286
Deferred rent	393,504	369,979	360,588	340,753	321,715
Acquired above market leases, net	52,264	54,446	56,310	59,079	65,055
Acquired in place lease value and deferred leasing costs, net	489,456	484,445	492,884	494,384	495,205
Deferred financing costs, net	36,475	39,132	31,881	33,393	30,621
Restricted cash	40,362	42,457	38,977	43,929	44,050
Other assets	51,627	60,322	61,601	56,880	34,865

Total Assets	$9,685,745	$9,426,041	$9,184,859	$8,971,492	$8,819,214

Liabilities and Equity
Global revolving credit facility	$724,668	$498,082	$610,328	$546,649	$723,729
Unsecured term loan	1,020,984	950,205	741,178	747,830	757,839
Unsecured senior notes, net of discount	2,364,232	2,382,059	2,342,990	2,341,972	1,738,221
Exchangeable senior debentures	266,400	266,400	266,400	266,400	266,400
Mortgage loans, net of premiums	585,608	683,651	737,352	779,273	792,376
Accounts payable and other accrued liabilities	662,687	652,720	617,766	613,537	646,427
Accrued dividends and distributions	102,509	—	—	—	93,434
Acquired below market leases, net	130,269	133,625	137,297	141,257	148,233
Security deposits and prepaid rents	181,876	178,730	148,278	152,626	154,171

Total Liabilities	$6,039,233	$5,745,472	$5,601,589	$5,589,544	$5,320,830

Equity
Preferred Stock: $0.01 par value per share, 70,000,000 shares authorized:
Series D Cumulative Convertible Preferred Stock (2)	—	—	—	—	$119,348
Series E Cumulative Redeemable Preferred Stock (3)	277,172	277,172	277,172	277,172	277,172
Series F Cumulative Redeemable Preferred Stock (4)	176,191	176,191	176,191	176,191	176,191
Series G Cumulative Redeemable Preferred Stock (5)	241,468	241,511	241,565	—	—
Common Stock: $0.01 par value per share (6)	1,279	1,279	1,279	1,279	1,247
Additional paid-in capital	3,688,937	3,685,668	3,681,618	3,677,070	3,562,642
Dividends in excess of earnings	(785,222)	(728,012)	(766,704)	(713,612)	(656,104)
Accumulated other comprehensive income, net	10,691	(10,327)	(64,010)	(72,473)	(12,191)

Total Stockholders’ Equity	$3,610,516	$3,643,482	$3,547,111	$3,345,627	$3,468,305

Noncontrolling Interests
Noncontrolling interest in operating partnership	$29,027	$30,264	$28,935	$30,186	$24,135
Noncontrolling interest in consolidated joint ventures	6,969	6,823	7,224	6,135	5,944

Total Noncontrolling Interests	$35,996	$37,087	$36,159	$36,321	$30,079

Total Equity	$3,646,512	$3,680,569	$3,583,270	$3,381,948	$3,498,384

Total Liabilities and Equity	$9,685,745	$9,426,041	$9,184,859	$8,971,492	$8,819,214

(1)	Net of allowance for doubtful accounts of $5,576 and $3,609 as of December 31, 2013 and December 31, 2012, respectively.
(2)	Series D Cumulative Convertible Preferred Stock, 5.500%, $0 and $123,413 liquidation preference, respectively ($25.00 per share), 0 and 4,936,505 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively.
(3)	Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively.
(4)	Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively.
(5)	Series G Cumulative Redeemable Preferred Stock, 5.875%, $250,000 and $0 liquidation preference, respectively ($25.00 per share), 10,000,000 and 0 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively.
(6)	Common Stock: $0.01 par value per share, 215,000,000 shares authorized, 128,455,350 and 125,140,783 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively.

Components of NAV (1)	Financial Supplement
In Thousands	Fourth Quarter 2013

Consolidated Properties Cash Net Operating Income (NOI) (2), Annualized (8)

Internet Gateway (3)	$169,766
Turn-Key Flex (3)	424,416
Powered Base Building (3)	169,766
Colo & Non-tech (3)	84,883
less: Partner’s share of consolidated JV’s	(497)
4Q13 acquisitions, annualized adjustment	3,067
4Q13 & FY14 backlog Cash NOI (stabilized) (4)	49,258

Total Consolidated Cash NOI, Annualized	$900,659

Digital Realty’s Pro Rata Share of Unconsolidated Joint Venture Cash NOI
Turn-Key Flex	$12,832
PBB	6,349

Total Unconsolidated Cash NOI, Annualized	$19,181

Other Income
Development and Management Fees (net), Annualized	$5,120

Other Assets
Pre-stabilized inventory, at cost	$465,293
Land held for development	106,327
Development CIP (5)	876,803
less: CIP associated with FY14 Backlog NOI	(141,805)
Cash and cash equivalents	56,808
Restricted cash	40,362
Accounts and other receivables, net	181,163
Other assets	51,627
less: Partner’s share of consolidated JV assets	(2,400)

Total Other Assets	$1,634,178

Liabilities
Global revolving credit facility	$724,668
Unsecured term loan	1,020,984
Unsecured senior notes	2,364,232
add: Unamortized discounts	15,048
Mortgage loans, net of premiums	585,608
Accounts payable and other accrued liabilities (6)	662,687
Accrued dividends and distributions	102,509
Security deposits and prepaid rents	181,876
FY14 backlog NOI cost to complete (7)	160,111
Preferred stock, at liquidation value	720,000
Digital Realty’s share of unconsolidated JV debt	113,477

Total Liabilities	$6,651,200

Diluted Shares and Units Outstanding	138,323

(1)	Includes Digital Realty’s share of backlog leasing at unconsolidated joint venture properties.
(2)	For a definition and discussion of NOI and Cash NOI, see page 42.
(3)	Reflects annualized 4Q13 Cash NOI of $855M less $6M of run-rate adjustments related to the reversal of a bonus accrual which is not expected to recur. NOI is allocated 20% to PBB, 50% to TKF, 20% to Internet Gateway, and 10% to Colo/Non-tech. Actual Cash NOI allocable to each product or property type may be different.
(4)	Estimated Cash NOI related to signed leasing expected to commence in FY14. Includes DLR’s share of signed leasing at unconsolidated JV properties.
(5)	See page 32 for further details on the breakdown of the CIP balance.
(6)	Includes net deferred tax liability of approximately $146.6 million.
(7)	Includes Digital Realty’s share of cost to complete at unconsolidated joint venture properties.
(8)	Annualized Cash NOI is calculated by multiplying results for the most recent quarter by four. Annualized results may not be indicative of any four-quarter period and do not take into account scheduled lease expirations, among other things. Annualized data is presented for illustrative purposes only.

Consolidated Debt Analysis	Financial Supplement
Unaudited, in thousands	Fourth Quarter 2013

	Figures as of December 31, 2013
	Maturity Date	Principal Balance	% of Total Debt	Interest Rate	Interest Rate Including swaps
Global Revolving Credit Facility (1)
Global revolving credit facility	November 3, 2018	$724,668

Total Global Revolving Credit Facility		$724,668	15%	1.60%

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan	April 16, 2018	$460,040
Hedged variable rate portion of term loan	April 16, 2018	560,944

Total Unsecured Term Loan		$1,020,984	20%	1.67%	2.00%

Prudential Unsecured Senior Notes
Series C	January 6, 2016	$25,000		9.68%
Series D	January 20, 2015	50,000		4.57%
Series E	January 20, 2017	50,000		5.73%
Series F	February 3, 2015	17,000		4.50%

Total Prudential Unsecured Senior Notes		$142,000	3%

Senior Notes
4.50% notes due 2015	July 15, 2015	$375,000		4.50%
5.875% notes due 2020	February 1, 2020	500,000		5.88%
5.25% notes due 2021	March 15, 2021	400,000		5.25%
3.625% notes due 2022	October 1, 2022	300,000		3.63%
4.25% notes due 2025	January 17, 2025	662,280		4.25%
Unamortized discounts		(15,048)

Total Senior Notes		$2,222,232	45%

Total Unsecured Senior Notes		$2,364,232	48%

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029	April 15, 2029	$266,400		5.50%
Unamortized discount		—

Total Exchangeable Senior Debentures		$266,400	5%

Mortgage Loans
Cressex 1	October 16, 2014	$28,583		5.68%
Manchester Technopark	October 16, 2014	8,695		5.68%
Secured Term Debt	November 11, 2014	132,966		5.65%
200 Paul Avenue	October 8, 2015	70,713		5.74%
8025 North Interstate 35	March 6, 2016	6,314		4.09%
600 West Seventh Street	March 15, 2016	49,548		5.80%
34551 Ardenwood Boulevard	November 11, 2016	52,152		5.95%
2334 Lundy Place	November 11, 2016	37,930		5.96%
1100 Space Park Drive	December 11, 2016	52,115		5.89%
2045 & 2055 LaFayette Street	February 6, 2017	63,623		5.93%
150 South First Street	February 6, 2017	50,097		6.30%
731 East Trade Street	July 1, 2020	4,186		8.22%
636 Pierce Street	April 15, 2023	26,327		5.27%
Unamortized net premiums		2,359

Total Mortgage Loans		$585,608	12%

Debt Summary
Total unhedged variable rate debt		$1,184,708	24%
Total fixed rate / hedged variable rate debt		3,777,184	76%

Total Consolidated Debt		$4,961,892	100%		3.92%

Global Revolving Credit Facility Detail as of December 31, 2013

(in thousands)

	Maximum Available	Existing Capacity (2)	Currently Drawn

Global Revolving Credit Facility	$2,000,000	$1,254,763	$724,668

(1)	Maturity dates assume that all extensions will be exercised.
(2)	Net of letters of credit issued of $20.6 million.

Debt Maturities	Financial Supplement
Unaudited, in thousands	Fourth Quarter 2013

	Figures as of December 31, 2013
	Interest Rate	2014	2015	2016	2017	2018	Thereafter	Total
Global Revolving Credit Facility (1)
Global revolving credit facility		—	—	—	—	$724,668	—	$724,668

Total Global Revolving Credit Facility	1.60%	—	—	—	—	$724,668	—	$724,668

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan		—	—	—	—	$460,040	—	$460,040
Hedged variable rate portion of term loan		—	—	—	—	560,944	—	560,944

Total Unsecured Term Loan	2.00%	—	—	—	—	$1,020,984	—	$1,020,984

Senior Notes
4.25% notes due 2025	4.25%	—	—	—	—	—	$662,280	$662,280
5.875% notes due 2020	5.88%	—	—	—	—	—	500,000	500,000
5.25% notes due 2021	5.25%	—	—	—	—	—	400,000	400,000
4.50% notes due 2015	4.50%	—	375,000	—	—	—	—	375,000
3.625% notes due 2022	3.63%	—	—	—	—	—	300,000	300,000

Total Senior Notes	4.75%	—	$375,000	—	—	—	$1,862,280	$2,237,280

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029 (2)	5.50%	$266,400	—	—	—	—	—	$266,400

Total Exchangeable Senior Debentures	5.50%	$266,400	—	—	—	—	—	$266,400

Prudential Unsecured Senior Notes
Series C	9.68%	—	—	$25,000	—	—	—	$25,000
Series D	4.57%	—	50,000	—	—	—	—	50,000
Series E	5.73%	—	—	—	50,000	—	—	50,000
Series F	4.50%	—	17,000	—	—	—	—	17,000

Total Prudential Unsecured Senior Notes	5.87%	—	$67,000	$25,000	$50,000	—	—	$142,000

Mortgage Loans
Secured Term Debt (4)	5.65%	$132,966	—	—	—	—	—	$132,966
200 Paul Avenue	5.74%	2,048	68,665	—	—	—	—	70,713
2045 & 2055 LaFayette Street	5.93%	1,060	1,125	1,195	60,243	—	—	63,623
34551 Ardenwood Boulevard	5.95%	812	862	50,478	—	—	—	52,152
1100 Space Park Drive	5.89%	821	871	50,423	—	—	—	52,115
150 South First Street	6.30%	781	832	878	47,606	—	—	50,097
600 West Seventh Street	5.80%	1,723	1,825	46,000	—	—	—	49,548
2334 Lundy Place	5.96%	590	627	36,713	—	—	—	37,930
Cressex 1	5.68%	28,583	—	—	—	—	—	28,583
636 Pierce Street	5.27%	1,778	1,940	2,043	2,155	2,454	15,957	26,327
Manchester Technopark	5.68%	8,695	—	—	—	—	—	8,695
8025 North Interstate 35	4.09%	257	268	5,789	—	—	—	6,314
731 East Trade Street	8.22%	350	416	504	546	593	1,777	4,186

Total Mortgage Loans	5.81%	$180,464	$77,431	$194,023	$110,550	$3,047	$17,734	$583,249

Total unhedged variable rate debt		—	—	—	—	$1,184,708	—	$1,184,708

Total fixed rate / hedged variable rate debt		446,864	519,431	219,023	160,550	563,991	1,880,014	3,789,873

Total Debt	3.92%	$446,864	$519,431	$219,023	$160,550	$1,748,699	$1,880,014	$4,974,581

Summary

Weighted Average Term to Initial Maturity (2)	4.9 Years

Weighted Average Maturity (assuming exercise of extension options) (3)	5.2 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	Assumes exercise of extension options and maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(4)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.

Note:	Total excludes $2,359 of loan premiums, net and ($4,672), ($5,779), ($377), ($693), and ($3,527) of debt discount on 4.25% unsecured senior notes due 2025, 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

Debt Analysis & Covenant Compliance	Financial Supplement
Unaudited	Fourth Quarter 2013

	As of December 31, 2013
	4.50% Notes due 2015 5.875% Notes due 2020 5.25% Notes due 2021		3.625% Notes due 2022 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual
Debt Covenant Ratios (1)
Total outstanding debt / total assets (2)	Less than 60%	44%	41%	Less than 60% (3)	37%
Secured debt / total assets (4)	Less than 40%	5%	5%	Less than 40%	5%
Total unencumbered assets / unsecured debt	Greater than 150%	233%	251%	N/A	N/A
Consolidated EBITDA / interest expense (5)	Greater than 1.50x	4.0x	4.0x	N/A	N/A
Fixed charge coverage		N/A	N/A	Greater than 1.50x	3.3x
Unsecured debt / total unencumbered asset value (6)		N/A	N/A	Less than 60%	41%
Unencumbered assets debt service coverage ratio		N/A	N/A	Greater than 1.50x	4.9x

(1)	For a definition of the terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Notes due 2025; and the Global Senior Credit Agreement dated as of August 15, 2013, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022 and 4.250% Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.00% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

Same-Store Operating Trend Summary	Financial Supplement
Unaudited and in thousands	Fourth Quarter 2013

Same-Store Portfolio (1)

	Three Months Ended					Twelve Months Ended
	31-Dec-13	31-Dec-12	% Change	30-Sep-13	% Change	31-Dec-13	31-Dec-12	% Change
Rental	$254,430	$231,214	10.0%	$244,617	4.0%	$979,532	$895,981	9.3%
Tenant reimbursements - Utilities	46,394	41,736	11.2%	51,075	(9.2%)	184,594	166,468	10.9%
Tenant reimbursements - Other	21,636	18,718	15.6%	20,022	8.1%	77,627	73,474	5.7%

Total Revenue	$322,460	$291,668	10.6%	$315,714	2.1%	$1,241,753	$1,135,923	9.3%

Utilities	$49,768	$44,633	11.5%	$55,620	(10.5%)	$197,606	$176,035	12.3%
Rental property operating	25,852	23,216	11.4%	25,795	0.2%	101,199	89,506	13.1%
Repairs & maintenance	24,162	25,664	(5.9%)	22,351	8.1%	88,113	86,491	1.9%
Non-cash straight-line rent expense adjustment	—	—	0.0%	9,988	(100.0%)	9,988	—	0.0%
Property taxes	21,768	16,455	32.3%	21,397	1.7%	76,997	62,089	24.0%
Insurance	1,936	2,142	(9.6%)	1,778	8.9%	7,535	8,234	(8.5%)

Total Expenses	$123,486	$112,110	10.1%	$136,929	(9.8%)	$481,438	$422,355	14.0%

Net Operating Income (2)	$198,974	$179,558	10.8%	$178,785	11.3%	$760,315	$713,568	6.6%

Same-store straight-line rent	$18,010	$17,894	0.6%	$15,504	16.2%	$67,938	$68,053	(0.2%)
Non-cash straight-line rent expense adjustment	—	—	0.0%	(9,988)	(100.0%)	(9,988)	—	0.0%
Above and below market rent	1,971	2,169	(9.1%)	1,849	6.6%	8,216	7,833	4.9%

Cash Net Operating Income (3)	$178,993	$159,495	12.2%	$171,420	4.4%	$694,149	$637,682	8.9%

Same-store occupancy at period end (4)	91.2%	93.3%	(2.1%)	91.8%	(0.6%)	91.2%	93.3%	(2.1%)

Stabilized (“Same-Capital”) Portfolio (5)

	Three Months Ended					Twelve Months Ended
	31-Dec-13	31-Dec-12	% Change	30-Sep-13	% Change	31-Dec-13	31-Dec-12	% Change
Rental	$172,145	$168,999	1.9%	$167,972	2.5%	$673,437	$669,130	0.6%
Tenant reimbursements - Utilities	32,868	32,053	2.5%	36,894	(10.9%)	134,100	128,710	4.2%
Tenant reimbursements - Other	16,119	14,362	12.2%	15,820	1.9%	57,606	56,414	2.1%

Total Revenue	$221,132	$215,414	2.7%	$220,686	0.2%	$865,143	$854,254	1.3%

Utilities	$34,406	$33,097	4.0%	$39,263	(12.4%)	$140,287	$133,403	5.2%
Rental property operating	16,923	14,480	16.9%	16,581	2.1%	65,225	56,872	14.7%
Repairs & maintenance	14,006	17,479	(19.9%)	12,654	10.7%	51,143	60,959	(16.1%)
Non-cash straight-line rent expense adjustment	—	—	0.0%	9,988	(100.0%)	9,988	—	0.0%
Property taxes	16,616	11,436	45.3%	14,683	13.2%	55,221	45,728	20.8%
Insurance	1,600	1,829	(12.5%)	1,484	7.8%	6,310	7,155	(11.8%)

Total Expenses	$83,551	$78,321	6.7%	$94,653	(11.7%)	$328,174	$304,117	7.9%

Net Operating Income (2)	$137,581	$137,093	0.4%	$126,033	9.2%	$536,969	$550,137	(2.4%)

Stabilized straight-line rent	$7,461	$7,731	(3.5%)	$7,261	2.8%	$30,003	$34,027	(11.8%)
Non-cash straight-line rent expense adjustment	—	—	0.0%	(9,988)	(100.0%)	(9,988)	—	0.0%
Above and below market rent	2,019	2,223	(9.2%)	1,867	8.1%	8,284	8,145	1.7%

Cash Net Operating Income (3)	$128,101	$127,139	0.8%	$126,893	1.0%	$508,670	$507,965	0.1%

Stabilized portfolio occupancy at period end (4)	93.6%	95.0%	(1.4%)	93.8%	(0.1%)	93.6%	95.0%	(1.4%)

(1)	Same-store properties were acquired on or before December 31, 2011.
(2)	For a definition and discussion of net operating income, see page 42.
(3)	For a definition and discussion of cash net operating income, see page 42.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(5)	Represents properties owned as of December 31, 2011 with less than 5% of total rentable square feet under development. Also excludes properties that were undergoing, or were expected to undergo, development activities in 2012-2013.

Note: Unconsolidated joint ventures excluded from same-store / stabilized in all periods.

Summary of Leasing Activity	Financial Supplement
Leases Signed in the Period Ended December 31, 2013	Fourth Quarter 2013

			Powered Base
	Turn-Key Flex		Building		Colocation		Custom Solutions		Non-Tech		Total
Leasing Activity - New (1)	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM
Number of leases (2)	22	60	4	6	57	139	1	17	11	58	95	280
Rentable Square Feet Leased (3)	320,323	694,302	34,805	73,363	41,429	79,160	15,320	311,395	57,460	157,052	469,337	1,315,272
Initial stabilized cash rent per square foot	$123	$135	$39	$29	$176	$183	$165	$117	$24	$26	$111	$115
GAAP rent per square foot (4)	$130	$146	$35	$28	$185	$190	$139	$124	$29	$28	$115	$123
Leasing cost per square foot	$38	$51	$5	$6	$55	$52	$40	$22	$46	$23	$38	$38
Weighted Average Lease Term (years)	7.8	8.2	15.3	10.9	4.6	4.3	5.0	12.5	8.0	7.8	8.0	9.1

			Powered Base
	Turn-Key Flex		Building		Colocation		Custom Solutions		Non-Tech		Total
Leasing Activity - Renewals (1)	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM
Number of leases (2)	5	24	6	26	22	63	N/A	N/A	12	37	45	150
Leases renewed (square feet) (3)	74,593	373,585	73,267	767,714	15,313	34,806	N/A	N/A	52,452	166,608	215,625	1,342,713
Expiring cash rent per square foot	$185	$134	$36	$40	$191	$187	N/A	N/A	$28	$27	$97	$69
Renewed cash rent per square foot	$184	$126	$46	$43	$190	$194	N/A	N/A	$30	$28	$100	$68
Cash Rental Rate Change	(0.9%)	(6.3%)	27.3%	7.8%	(0.7%)	3.8%	N/A	N/A	6.2%	3.1%	3.2%	(0.4%)
Expiring GAAP rent per square foot (4)	$160	$123	$32	$35	$177	$177	N/A	N/A	$25	$24	$85	$62
Renewed GAAP rent per square foot (4)	$180	$130	$49	$49	$194	$201	N/A	N/A	$31	$28	$100	$73
GAAP Rental Rate Change	12.4%	5.2%	51.1%	40.0%	10.0%	13.7%	N/A	N/A	21.9%	15.4%	17.8%	17.6%
Leasing cost per square foot	$8	$8	$9	$9	$27	$29	N/A	N/A	$5	$4	$9	$9
Weighted Average Lease Term (years)	9.6	5.7	9.8	16.0	3.0	4.2	N/A	N/A	4.9	8.5	8.0	11.9
Retention Ratio (5)	74%	79%	97%	99%	75%	54%	N/A	N/A	57%	40%	74%	77%

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease could include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP rent.
(5)	Based on square feet.

Note: LTM represents last twelve months including current quarter.

Summary of Leasing Activity	Financial Supplement
Leases Commenced in the Period Ended December 31, 2013	Fourth Quarter 2013

			Powered Base
	Turn-Key Flex		Building		Colocation		Custom Solutions		Non-Tech		Total
Leasing Activity - New (1)	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM
Number of leases (2)	16	50	2	6	46	117	1	10	8	45	73	228
Rentable Square Feet Leased (3)	183,648	479,616	23,805	102,125	27,002	53,722	15,320	242,152	11,277	75,742	261,052	953,357
Initial stabilized cash rent per square foot	$135	$152	$29	$54	$165	$200	$165	$93	$30	$25	$125	$119
GAAP rent per square foot (4)	$154	$165	$31	$59	$160	$200	$139	$93	$25	$26	$137	$127
Leasing cost per square foot	$52	$51	$5	$7	$38	$47	$40	$22	$20	$13	$44	$36
Weighted Average Lease Term (years)	8.8	9.8	20.1	13.2	4.5	4.3	5.0	8.8	5.8	7.2	9.0	9.4

			Powered Base
	Turn-Key Flex		Building		Colocation		Custom Solutions		Non-Tech		Total
Leasing Activity - Renewals (1)	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM	4Q13	LTM
Number of leases (2)	6	26	6	26	18	60	N/A	N/A	10	36	40	148
Leases renewed (square feet) (3)	83,891	418,256	73,267	767,714	10,480	36,723	N/A	N/A	30,313	144,612	197,951	1,367,305
Expiring cash rent per square foot	$190	$137	$36	$40	$176	$172	N/A	N/A	$31	$28	$108	$72
Renewed cash rent per square foot	$186	$130	$46	$43	$179	$178	N/A	N/A	$33	$28	$111	$72
Cash Rental Rate Change	(1.9%)	(5.0%)	27.3%	7.8%	2.0%	3.6%	N/A	N/A	5.5%	2.5%	2.4%	(0.1%)
Expiring GAAP rent per square foot (4)	$165	$127	$32	$35	$174	$168	N/A	N/A	$29	$25	$95	$66
Renewed GAAP rent per square foot (4)	$187	$134	$49	$49	$180	$180	N/A	N/A	$34	$28	$112	$76
GAAP Rental Rate Change	13.4%	5.9%	51.1%	40.0%	3.1%	7.1%	N/A	N/A	19.1%	13.9%	17.4%	16.5%
Leasing cost per square feet	$9	$7	$9	$9	$4	$2	N/A	N/A	$7	$4	$8	$8
Weighted Average Lease Term (years)	10.7	5.6	9.8	16.0	1.3	2.3	N/A	N/A	7.2	7.6	9.3	11.7

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease could include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot, adjusted for straight-line rents in accordance with GAAP rent.

Note: LTM represents last twelve months including current quarter.

Lease Expirations and Lease Distribution	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

Lease Expirations

Year	Number of Leases Expiring (1)(5)	Square Footage of Expiring Leases (2)(5)	% of Net Rentable Square Feet	Annualized Rent (3)(5)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		1,559,538	7.8%		0.0%
Month to Month (4)	95	28,766	0.2%	$4,991	0.5%	$174	$178	$5,123
2014	311	984,610	4.9%	84,983	7.6%	86	87	85,893
2015	311	1,899,195	9.4%	94,542	8.5%	50	52	98,007
2016	292	1,617,241	8.0%	94,726	8.5%	59	62	99,992
2017	205	1,607,713	8.0%	73,858	6.6%	46	50	80,329
2018	217	1,505,365	7.5%	105,043	9.4%	70	80	120,154
2019	130	1,759,973	8.8%	111,969	10.1%	64	74	130,353
2020	147	1,249,072	6.2%	101,318	9.1%	81	97	121,088
2021	81	1,292,901	6.4%	73,739	6.6%	57	70	91,041
2022	105	1,428,234	7.1%	67,929	6.1%	48	58	82,605
2023	101	912,133	4.5%	55,266	4.9%	61	83	76,028
Thereafter	268	4,255,064	21.2%	245,641	22.1%	58	81	345,815

Total / Wtd. Avg.	2,263	20,099,805	100.0%	1,114,005	100.0%	$60	$72	$1,336,428

Lease Distribution

Square Feet Under Lease	Number of Leases (1)(5)	Total Net Rentable Square Feet (2)(5)	% of Net Rentable Square Feet	Annualized Rent (3)(5)	% of Annualized Rent

Available		1,559,538	7.8%	—	0.0%
2,500 or less	1,461	667,487	3.3%	$64,614	5.8%
2,501 - 10,000	357	2,154,548	10.7%	204,335	18.3%
10,001 - 20,000	221	3,249,211	16.2%	296,643	26.6%
20,001 - 40,000	114	3,328,498	16.5%	236,758	21.3%
40,001 - 100,000	76	4,665,259	23.2%	194,465	17.5%
Greater than 100,000	34	4,475,264	22.3%	117,190	10.5%

Total / Wtd. Avg.	2,263	20,099,805	100.0%	$1,114,005	100.0%

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month to month basis.
(5)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Lease Expirations - By Product Type	Financial Supplement
Dollars in thousands, except per square foot	Fourth Quarter 2013

Turn-Key Flex
Year	Square Footage of Expiring Leases (1)(4)	Annualized Rent (2)(4)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available	541,542	—	0.0%
Month to Month (3)	11,286	$2,247	0.2%	$199	$211	$2,379
2014	278,050	48,169	4.3%	173	175	48,745
2015	257,994	31,081	2.8%	120	123	31,780
2016	362,905	52,891	4.7%	146	153	55,425
2017	350,452	50,336	4.5%	144	160	55,975
2018	584,516	74,134	6.7%	127	147	86,152
2019	414,447	67,513	6.2%	163	192	79,627
2020	561,619	78,172	7.0%	139	168	94,586
2021	337,974	54,542	4.9%	161	203	68,556
2022	269,775	39,190	3.5%	145	177	47,870
2023	427,002	43,893	3.9%	103	147	62,556
Thereafter	1,100,199	129,298	11.6%	118	168	184,862

Total / Wtd. Avg.	5,497,761	$671,466	60.3%	$135	$165	$818,513

Powered Base Building

Available	120,341	—	0.0%
Month to Month (3)	471	$87	0.0%	$185	$185	$87
2014	452,073	18,634	1.7%	41	42	18,922
2015	1,280,449	45,800	4.1%	36	37	47,061
2016	966,074	29,275	2.6%	30	32	30,662
2017	514,712	5,272	0.5%	10	11	5,514
2018	648,395	21,038	1.9%	32	35	22,581
2019	1,038,399	37,365	3.4%	36	41	42,569
2020	409,562	14,819	1.3%	36	43	17,797
2021	511,435	13,202	1.2%	26	30	15,558
2022	870,416	23,538	2.1%	27	33	28,644
2023	420,923	9,087	0.8%	22	25	10,506
Thereafter	2,464,762	105,456	9.5%	43	60	147,407

Total / Wtd. Avg.	9,698,012	$323,573	29.1%	$34	$40	$387,308

Colocation

Available	134,384	—	0.0%
Month to Month (3)	8,920	$2,485	0.2%	$279	$279	$2,485
2014	62,871	13,684	1.2%	218	218	13,724
2015	57,791	12,068	1.1%	209	233	13,458
2016	36,173	7,025	0.6%	194	223	8,056
2017	21,101	3,357	0.3%	159	171	3,618
2018	17,998	3,231	0.3%	180	226	4,065
2019	18,864	2,412	0.2%	128	155	2,933
2020	5,141	815	0.1%	159	188	967
2021	3,194	300	0.0%	94	113	362
2022	—	—	0.0%	—	—	—
2023	—	—	0.0%	—	—	—
Thereafter	15,903	1,403	0.1%	88	155	2,469

Total / Wtd. Avg.	382,340	$46,780	4.1%	$189	$210	$52,137

Non-Technical

Available	763,272	—	0.0%
Month to Month (3)	8,089	$171	0.0%	$21	$21	$171
2014	191,616	4,497	0.4%	23	24	4,504
2015	302,961	5,593	0.5%	18	19	5,708
2016	252,089	5,535	0.5%	22	23	5,848
2017	721,448	14,894	1.3%	21	21	15,222
2018	254,456	6,639	0.6%	26	29	7,356
2019	288,263	4,679	0.4%	16	18	5,224
2020	272,750	7,512	0.7%	28	28	7,738
2021	440,298	5,695	0.5%	13	15	6,565
2022	288,043	5,201	0.5%	18	21	6,091
2023	64,208	2,286	0.2%	36	46	2,966
Thereafter	674,199	9,484	0.9%	14	16	11,077

Total / Wtd. Avg.	4,521,692	$72,186	6.5%	$19	$21	$78,470

(1)	For some properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2013 multiplied by 12.
(3)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month to month basis.
(4)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Top 20 Tenants by Annualized Rent	Financial Supplement
Dollar amounts in thousands	Fourth Quarter 2013

Tenant		Number of Locations	Total Occupied Square Feet (1)(5)	% of Net Rentable Square Feet	Annualized Rent (2)(5)	% of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	CenturyLink, Inc. (3)	37	2,387,212	11.9%	$87,129	7.8%	81
2	IBM (4)	11	448,525	2.2%	61,652	5.5%	96
3	TelX Group, Inc.	12	341,202	1.7%	47,745	4.3%	171
4	Equinix Operating Company, Inc.	10	736,932	3.7%	36,020	3.2%	155
5	Morgan Stanley	5	198,670	1.0%	30,548	2.7%	40
6	Facebook, Inc.	3	206,283	1.0%	27,626	2.5%	64
7	AT & T	18	614,647	3.1%	25,782	2.3%	62
8	Deutsche Bank AG	3	113,461	0.6%	23,511	2.1%	55
9	Verizon Communications, Inc.	31	320,703	1.6%	20,431	1.8%	58
10	NTT Communications Company	7	319,189	1.6%	19,825	1.8%	68
11	SunGard Availability Services LP	7	343,370	1.7%	19,317	1.7%	72
12	JPMorgan Chase & Co.	6	198,012	1.0%	19,228	1.7%	81
13	Level 3 Communications, LLC	43	375,887	1.9%	16,484	1.5%	83
14	TATA Communications (UK)	6	131,065	0.7%	14,232	1.3%	53
15	Nomura International PLC	2	63,137	0.3%	13,073	1.2%	73
16	Pfizer, Inc.	1	97,069	0.5%	11,886	1.1%	48
17	Amazon	8	281,118	1.4%	11,077	1.0%	73
18	Yahoo! Inc.	2	110,847	0.6%	10,988	1.0%	46
19	BT Americas, Inc.	3	67,685	0.3%	10,199	0.9%	42
20	Sprint Communications Co., LP	6	173,319	0.9%	10,007	0.9%	14

	Total / Weighted Average		7,528,333	37.7%	$516,760	46.3%	84

(1)	Occupied square footage is calculated based on leases that commenced on or before December 31, 2013. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2013 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International, Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly-owned subsidiaries of CenturyLink.
(4)	Represents leases with IBM and leases with SoftLayer. IBM acquired SoftLayer in July 2013.
(5)	Represents consolidated portfolio plus managed portfolio of unconsolidated joint ventures based on ownership percentage.

Portfolio Summary	Financial Supplement
As of December 31, 2013	Fourth Quarter 2013

	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Number of Properties (1)
Domestic (2)	91	90	98	97	93
International	28	28	28	27	26
Unconsolidated joint ventures	12	12	3	3	3

Total	131	130	129	127	122

Number of Buildings
Domestic	141	142	152	144	138
International	32	32	32	31	30
Unconsolidated joint ventures	14	14	3	3	3

Total	187	188	187	178	171

Number of Markets
Domestic	20	20	20	20	20
International	11	11	10	10	10
Unconsolidated joint ventures	2	2	2	2	2

Total	33	33	32	32	32

Net Rentable Square Feet (3)
Domestic	17,056,741	16,705,106	17,685,861	17,371,366	16,774,252
International	2,830,968	2,816,450	2,814,782	2,787,474	2,714,505
Unconsolidated joint ventures	1,511,842	1,511,842	447,399	447,669	400,639

Total	21,399,551	21,033,398	20,948,042	20,606,509	19,889,396

Active Development Square Feet (4)
Domestic	1,442,177	1,220,888	1,082,630	1,284,911	1,267,776
International	317,504	312,014	199,982	104,884	104,230

Total	1,759,681	1,532,902	1,282,612	1,389,795	1,372,006

Space Held for Development (5)
Domestic	1,015,574	1,791,277	1,827,410	1,638,353	1,666,577
International	316,111	335,748	449,448	449,448	347,777

Total	1,331,685	2,127,025	2,276,858	2,087,801	2,014,354

Portfolio occupancy (6)	92.6%	93.0%	93.1%	94.0%	94.4%
Digital Realty’s share occupancy (6) (7)	92.2%	92.7%	93.1%	94.0%	94.4%
Same-store portfolio occupancy (6)	91.2%	91.8%	91.8%	92.6%	93.3%
Stabilized “same-capital” pool occupancy (6)	93.6%	93.8%	93.4%	93.7%	95.0%

(1)	Includes 10 properties held in our managed portfolio of unconsolidated joint ventures consisting of 4650 Old Ironsides Drive, Santa Clara, CA, 2950 Zanker Road, San Jose, CA, 4700 Old Ironsides Drive, Santa Clara, CA, 444 Toyama Drive, Sunnyvale, CA, 43790 Devin Shafron Drive - E, Ashburn, VA, 21551 Beaumeade Circle, Ashburn, VA, 7505 Mason King Court, Manassas, VA, 14901 FAA Boulevard, Fort Worth, TX, 900 Dorothy Drive, Richardson, TX and 33 Chun Choi Street, Hong Kong; and two unconsolidated non-managed joint ventures: 2001 Sixth Avenue, Seattle, WA and 2020 Fifth Avenue, Seattle, WA.
(2)	43790 Devin Shafron Drive - E & 21551 Beaumeade Circle are included in the property count because they were separately contributed to our managed unconsolidated joint venture in September 2013. Not included in quarters ended December 31, 2012, March 31, 2013, and June 30, 2013.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common areas.
(4)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(5)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(6)	Occupancy excludes space under active development, space held for development and two unconsolidated joint ventures that we do not manage. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.
(7)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Portfolio Overview by Product Type	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

Property	Annualized Rent (1)(2)	% of Annualized Rent	% of Property Type Total

Corporate Data Center
Turn-Key Flex	$554,270	49.8%	66.7%
Powered Base Building	209,766	18.8%	25.2%
Colocation	17,025	1.5%	2.0%
Non-technical	51,153	4.6%	6.1%

Data Center Total	$832,214	74.7%	100.0%

Internet Gateway Data Center
Turn-Key Flex	$117,198	10.5%	43.3%
Powered Base Building	113,806	10.2%	42.0%
Colocation	29,755	2.7%	11.0%
Non-technical	9,885	0.9%	3.7%

Internet Gateway Data Center Total	$270,644	24.3%	100.0%

Non-Data Center
Non-technical	$11,147	1.0%	100.0%

Non-Data Center Total	$11,147	1.0%	100.0%

Total	$1,114,005	100.0%

(1)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2013 multiplied by 12.
(2)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Turn-Key Flex & Colocation Product Overview by Market (1)	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

Market	IT Load MW Capacity (2)	Net Rentable Square Feet (3)	Occupancy % (4)	Leased SF

Northern Virginia	49.9	717,629	97.4%	699,093
Phoenix	42.5	660,222	77.8%	513,345
Dallas	36.3	566,181	83.8%	474,631
Silicon Valley	32.7	373,607	84.4%	315,175
New York	29.6	620,642	93.5%	580,073
Chicago	25.3	390,633	91.8%	358,654
San Francisco	22.6	383,136	83.6%	320,158
Boston	21.1	393,750	90.3%	355,687
Houston	13.6	155,981	81.9%	127,719
Los Angeles	13.3	238,220	94.6%	225,267
Other Markets	13.9	201,078	70.8%	142,269

Total North America	300.8	4,701,079	87.5%	4,112,071

London, England	58.4	740,704	95.1%	704,439
Other Markets	11.8	183,437	92.7%	170,053

Total Europe	70.2	924,141	94.6%	874,492

Singapore	12.1	175,217	85.2%	149,359
Other Markets	5.8	79,664	85.7%	68,253

Total Asia	17.9	254,881	85.4%	217,612

Total	388.9	5,880,101	88.5%	5,204,175

(1)	Excludes any power associated with Powered Base Building and Non-Technical product types.
(2)	IT Load MW Capacity represents “UPS-backed” utility power dedicated to Digital Realty operated data center space.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Occupancy Analysis	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

						Occupancy (5)
Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	As of 12/31/13	As of 9/30/13

North America

Northern Virginia
43881 Devin Shafron Drive (Bldg B)	Data Center	180,000	—	—	$19,188	99.0%	100.0%
43940 Digital Loudoun Plaza (Bldg G)	Data Center	160,007	232,704	—	16,714	100.0%	100.0%
43915 Devin Shafron Drive (Bldg A)	Data Center	129,033	—	3,247	16,377	100.0%	100.0%
43791 Devin Shafron Drive (Bldg D)	Data Center	134,741	—	259	13,187	100.0%	100.0%
43830 Devin Shafron Drive (Bldg F)	Data Center	101,300	—	11,950	11,622	95.6%	93.9%
4050 Lafayette Center Drive	Data Center	42,374	—	—	6,855	99.0%	99.0%
4030 Lafayette Center Drive	Data Center	72,696	—	—	5,887	100.0%	100.0%
45901 & 45845 Nokes Boulevard	Data Center	167,160	—	—	4,751	100.0%	100.0%
44470 Chilum Place	Data Center	95,440	—	—	4,529	100.0%	100.0%
21110 Ridgetop Circle	Data Center	135,513	—	—	2,993	100.0%	100.0%
21561 & 21571 Beaumeade Circle	Data Center	164,453	—	—	2,931	100.0%	100.0%
1506 Moran Road	Data Center	78,295	—	—	2,371	100.0%	100.0%
1807 Michael Faraday Court	Data Center	19,237	—	—	1,892	100.0%	100.0%
251 Exchange Place	Data Center	70,982	—	—	1,740	100.0%	100.0%
43831 Devin Shafron Drive (Bldg C)	Data Center	117,071	—	—	1,573	100.0%	100.0%
8100 Boone Boulevard	Data Center	17,015	—	—	535	15.4%	14.9%
4040 Lafayette Center Drive	Data Center	—	30,333	—	—	N/A	N/A
44060 Digital Loudoun Plaza (Bldg K)	Data Center	—	281,431	—	—	N/A	N/A

Total		1,685,317	544,468	15,456	$113,145	98.7%	98.7%

New York
365 S Randolphville Road	Data Center	245,039	86,656	19,753	$24,763	92.2%	98.8%
111 Eighth Avenue (6)	Internet Gateway	116,843	—	—	21,345	100.0%	100.0%
3 Corporate Place	Data Center	276,931	—	—	19,318	100.0%	100.0%
300 Boulevard East	Data Center	346,819	—	22,962	16,853	93.6%	92.7%
60 & 80 Merritt Boulevard	Data Center	209,807	—	34,833	15,468	92.2%	100.0%
410 Commerce Boulevard (7)	Data Center	27,943	—	—	4,847	100.0%	100.0%
636 Pierce Street	Data Center	108,336	—	—	3,190	100.0%	N/A
650 Randolph Road	Data Center	—	—	127,790	—	N/A	N/A
3 Corporate Place Annex	Data Center	—	100,515	—	—	N/A	N/A

Total		1,331,718	187,171	205,338	$105,784	95.7%	97.6%

Dallas
2323 Bryan Street	Internet Gateway	453,539	—	23,568	$15,383	74.3%	77.7%
2501 S. State Hwy. 121	Data Center	829,372	—	—	13,412	98.5%	98.5%
1232 Alma Rd RS 100	Data Center	105,726	—	—	12,699	95.3%	92.8%
2440 Marsh Lane	Data Center	135,250	—	—	12,619	94.7%	94.7%
4849 Alpha Road	Data Center	125,538	—	—	11,418	100.0%	99.8%
4025 Midway Road	Data Center	100,590	—	—	10,204	98.4%	98.4%
11830 Webb Chapel Road	Data Center	365,647	—	—	8,021	98.0%	98.0%
400 S. Akard	Internet Gateway	269,563	—	—	7,980	94.4%	94.7%
900 Quality Way	Data Center	42,318	—	72,604	6,466	96.2%	96.2%
1215 Integrity Drive (8)	Data Center	61,750	56,126	—	2,658	94.6%	94.6%
904 Quality Way	Data Center	46,750	—	—	978	100.0%	100.0%
17201 Waterview Parkway	Data Center	61,750	—	—	704	100.0%	100.0%
850 East Collins	Data Center	80,349	33,839	—	343	3.5%	6.1%
905 Security Row (9)	Data Center	—	—	—	—	N/A	N/A
1210 Integrity Drive (9)	Data Center	—	—	—	—	N/A	N/A
1301 International Parkway	Data Center	—	—	20,500	—	N/A	N/A
950 East Collins	Data Center	—	112,500	—	—	N/A	N/A

Total		2,678,142	202,465	116,672	$102,885	90.8%	92.4%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

						Occupancy (5)
Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	As of 12/31/13	As of 9/30/13

Silicon Valley
1350 Duane & 3080 Raymond	Data Center	185,000	—	—	$10,587	100.0%	100.0%
3011 Lafayette Street	Data Center	90,780	—	—	10,553	100.0%	100.0%
1500 Space Park Drive	Data Center	51,615	—	—	9,605	100.0%	100.0%
1525 Comstock Street	Data Center	42,385	—	—	8,786	100.0%	100.0%
3105 and 3205 Alfred Street	Data Center	49,858	—	—	8,621	87.9%	87.9%
1100 Space Park Drive	Internet Gateway	165,297	—	—	7,861	92.7%	92.7%
2045 & 2055 LaFayette Street	Data Center	300,000	—	—	7,380	100.0%	100.0%
1725 Comstock Street	Data Center	39,643	—	—	6,870	100.0%	100.0%
150 South First Street	Data Center	179,761	—	—	6,670	97.2%	94.6%
1201 Comstock Street	Data Center	24,000	—	—	4,736	100.0%	100.0%
2334 Lundy Place	Data Center	130,752	—	—	4,661	100.0%	100.0%
2401 Walsh Street	Data Center	167,932	—	—	3,834	100.0%	100.0%
2403 Walsh Street	Data Center	103,940	—	—	2,373	100.0%	100.0%
2805 Lafayette Street (10)	Data Center	53,886	84,180	—	322	25.2%	34.4%

Total		1,584,849	84,180	—	$92,859	96.0%	96.6%

Chicago
350 E Cermak Road	Internet Gateway	1,133,739	—	—	$70,419	98.9%	98.7%
600-780 S. Federal	Internet Gateway	131,930	—	29,617	7,424	86.5%	84.9%
9333, 9355, 9377 Grand Avenue	Data Center	108,838	289,220	176,886	4,862	81.5%	66.8%

Total		1,374,507	289,220	206,503	$82,705	96.3%	94.9%

San Francisco
200 Paul Avenue	Internet Gateway	479,082	—	18,522	$28,243	95.0%	95.0%
365 Main Street	Internet Gateway	226,981	—	—	26,709	74.5%	77.7%
720 2nd Street	Data Center	121,220	—	—	16,227	90.6%	90.6%
360 Spear Street	Data Center	154,950	—	—	8,269	100.0%	100.0%

Total		982,233	—	18,522	$79,448	90.5%	91.2%

Phoenix
2121 South Price Road	Data Center	472,449	35,723	—	$40,367	71.8%	79.9%
120 E Van Buren	Internet Gateway	287,514	—	—	21,443	88.0%	92.1%
2055 East Technology Circle	Data Center	76,350	—	—	8,478	100.0%	100.0%
1900 S. Price Road	Data Center	118,348	—	108,926	1,450	100.0%	100.0%

Total		954,661	35,723	108,926	$71,738	82.4%	88.5%

Boston
128 First Avenue	Data Center	274,750	—	—	$23,779	97.5%	97.5%
Digital 55 Middlesex LLC	Data Center	101,067	—	—	12,172	96.8%	95.3%
100 Quannapowitt Parkway	Data Center	304,402	—	82,554	7,799	86.9%	86.5%
115 Second Avenue	Data Center	66,730	—	—	3,869	100.0%	100.0%
105 Cabot Street	Data Center	34,526	—	71,205	1,687	41.5%	39.4%
600 Winter Street	Data Center	30,400	—	—	760	100.0%	100.0%

Total		811,875	—	153,759	$50,066	91.4%	91.0%

Los Angeles
600 West Seventh Street	Internet Gateway	489,722	—	—	$23,731	97.8%	97.8%
2260 East El Segundo Boulevard	Data Center	132,240	—	—	11,616	90.2%	90.2%
200 North Nash Street	Data Center	113,606	—	—	2,594	100.0%	100.0%
3015 Winona Avenue	Data Center	82,911	—	—	1,706	100.0%	100.0%
3300 East Birch Street	Data Center	68,807	—	—	1,593	100.0%	100.0%

Total		887,286	—	—	$41,240	97.3%	97.3%

Houston
Digital Houston	Data Center	404,235	—	22,722	$16,588	90.8%	84.5%

Total		404,235	—	22,722	$16,588	90.8%	84.5%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

						Occupancy (5)
Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	As of 12/31/13	As of 9/30/13

Atlanta
375 Riverside Parkway	Data Center	250,191	—	—	$8,388	100.0%	100.0%
760 Doug Davis Drive	Data Center	334,306	—	—	6,473	100.0%	100.0%
101 Aquila Way	Data Center	313,581	—	—	1,437	100.0%	100.0%

Total		898,078	—	—	$16,298	100.0%	100.0%

Philadelphia
833 Chestnut Street	Data Center	594,747	—	60,011	$13,424	91.7%	91.7%

Total		594,747	—	60,011	$13,424	91.7%	91.7%

Denver
11900 East Cornell Avenue	Data Center	285,840	—	—	$6,449	94.3%	94.3%
8534 Concord Center Drive	Data Center	85,660	—	—	3,784	100.0%	100.0%

Total		371,500	—	—	$10,233	95.6%	95.6%

St. Louis
210 N Tucker Boulevard	Data Center	205,650	53,988	77,778	$4,661	73.2%	75.2%
900 Walnut Street	Internet Gateway	105,776	—	6,490	4,540	95.8%	95.8%

Total		311,426	53,988	84,268	$9,201	80.9%	82.3%

Portland
3825 NW Aloclek Place	Data Center	48,574	—	—	$7,993	100.0%	100.0%

Total		48,574	—	—	$7,993	100.0%	100.0%

Miami
36 NE 2nd Street	Internet Gateway	162,140	—	—	$5,193	100.0%	99.1%
2300 NW 89th Place	Data Center	64,174	—	—	694	100.0%	100.0%

Total		226,314	—	—	$5,887	100.0%	99.3%

Minneapolis/St. Paul
1500 Towerview Road	Data Center	328,765	—	—	$4,438	100.0%	100.0%
1125 Energy Park Drive	Data Center	112,827	—	—	1,437	100.0%	100.0%

Total		441,592	—	—	$5,875	100.0%	100.0%

Sacramento
11085 Sun Center Drive	Data Center	69,048	—	—	$2,878	100.0%	100.0%
3065 Gold Camp Drive	Data Center	40,394	—	23,397	1,923	100.0%	100.0%

Total		109,442	—	23,397	$4,801	100.0%	100.0%

Charlotte
125 North Myers	Internet Gateway	25,402	—	—	$1,400	100.0%	100.0%
731 East Trade Street	Internet Gateway	40,879	—	—	1,351	100.0%	100.0%
113 North Myers	Internet Gateway	29,218	—	—	961	100.0%	100.0%

Total		95,499	—	—	$3,712	100.0%	100.0%

Austin
7401 E. Ben White Blvd Building 7	Data Center	203,235	—	—	$1,848	100.0%	100.0%
8025 North Interstate 35	Data Center	62,237	—	—	934	100.0%	100.0%
7620 Metro Center Drive	Data Center	45,000	—	—	335	69.6%	69.6%
7500 Metro Center Drive	Data Center	30,000	44,962	—	30	0.0%	0.0%

Total		340,472	44,962	—	$3,147	87.2%	87.2%

Toronto, Canada
6800 Millcreek Drive	Data Center	83,758	—	—	$2,084	100.0%	100.0%
371 Gough Road	Data Center	64,546	34,306	21,189	337	100.0%	100.0%

Total		148,304	34,306	21,189	$2,421	100.0%	100.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

						Occupancy (5)
Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	As of 12/31/13	As of 9/30/13

Europe

London, England
Unit 21 Goldsworth Park Trading Estate	Data Center	386,281	—	93,719	$57,265	96.7%	96.6%
Watford (11)	Data Center	133,000	—	—	20,736	97.3%	97.3%
3 St. Anne’s Boulevard	Data Center	96,147	—	—	16,990	84.5%	84.2%
Croydon (12)	Data Center	120,000	—	—	16,895	100.0%	100.0%
Mundells Roundabout	Data Center	113,464	—	—	8,443	100.0%	100.0%
Cressex 1	Data Center	50,847	—	—	7,804	100.0%	100.0%
6 Braham Street	Internet Gateway	63,233	—	—	5,311	100.0%	100.0%
2 St. Anne’s Boulevard	Data Center	30,612	—	—	4,030	100.0%	100.0%
Fountain Court	Data Center	41,957	—	89,814	2,111	27.2%	27.2%
1 St. Anne’s Boulevard	Data Center	20,219	—	—	308	100.0%	100.0%
Principal Park, Crawley	Data Center	—	106,400	—	—	N/A	N/A

Total		1,055,760	106,400	183,533	$139,893	94.2%	94.0%

Paris, France
114 Rue Ambroise Croizat	Internet Gateway	324,796	36,124	—	$21,351	95.6%	96.9%
1 Rue Jean-Pierre	Data Center	104,666	—	—	4,810	100.0%	100.0%
127 Rue de Paris	Data Center	59,991	—	—	2,061	100.0%	100.0%
Liet-dit ie Christ de Saclay	Data Center	21,337	—	—	687	100.0%	100.0%

Total		510,790	36,124	—	$28,909	97.2%	98.0%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	Data Center	120,000	—	—	$10,856	95.2%	97.1%
Clonshaugh Industrial Estate (Eircom)	Data Center	124,500	—	—	9,234	100.0%	100.0%
Clonshaugh Industrial Estate IE	Data Center	20,000	—	—	1,623	100.0%	100.0%
Profile Park	Data Center	—	47,092	—	—	N/A	N/A

Total		264,500	47,092	—	$21,713	97.8%	98.7%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Data Center	112,472	—	—	$7,843	100.0%	100.0%
Cateringweg 5	Data Center	55,972	—	—	5,809	100.0%	100.0%
Naritaweg 52	Data Center	63,260	—	—	2,832	100.0%	100.0%
Gyroscoopweg 2E-2F	Data Center	55,585	—	—	1,342	100.0%	100.0%
Liverpoolweg 10 - The Netherlands	Data Center	16,813	—	—	853	100.0%	100.0%

Total		304,102	—	—	$18,679	100.0%	100.0%

Manchester, England
Manchester Technopark	Data Center	38,016	—	—	$1,987	100.0%	100.0%

Total		38,016	—	—	$1,987	100.0%	100.0%

Geneva, Switzerland
Chemin de l Epinglier 2	Data Center	59,190	—	—	$1,847	100.0%	100.0%

Total		59,190	—	—	$1,847	100.0%	100.0%

Asia Pacific

Singapore
29A International Business Park	Data Center	306,172	—	64,328	$32,811	86.9%	82.7%

Total		306,172	—	64,328	$32,811	86.9%	82.7%

Melbourne, Australia
98 Radnor Drive	Data Center	52,988	—	—	$6,827	100.0%	100.0%
Deer Park 2 (72 Radnor Drive)	Data Center	—	93,582	—	—	N/A	N/A

Total		52,988	93,582	—	$6,827	100.0%	100.0%

Sydney, Australia
1-11 Templar Road (13)	Data Center	39,156	—	47,061	$4,469	69.8%	43.0%
23 Waterloo Road	Data Center	51,990	—	—	1,234	100.0%	100.0%

Total		91,146	—	47,061	$5,703	87.0%	74.8%

Occupancy Analysis	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

						Occupancy (5)
Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	As of 12/31/13	As of 9/30/13

Non-Data Center Properties

34551 Ardenwood Boulevard	Technology Manufacturing	307,657	—	—	$4,090	41.6%	41.6%
2010 East Centennial Circle	Technology Manufacturing	113,405	—	—	3,194	100.0%	100.0%
1 Savvis Parkway	Technology Office	156,000	—	—	3,042	100.0%	100.0%
8201 E. Riverside Drive Building 4	Technology Manufacturing	133,460	—	—	821	67.4%	74.4%
908 Quality Way	Technology Office	14,400	—	—	—	86.1%	86.1%
47700 Kato Road & 1055 Page Avenue	Technology Manufacturing	199,352	—	—	—	0.0%	0.0%

Total		924,274	—	—	$11,147	54.1%	55.1%

Consolidated Portfolio Total / Weighted Average		19,887,709	1,759,681	1,331,685	$1,108,966	92.2%	92.6%

Unconsolidated Joint Ventures

Silicon Valley
4650 Old Ironsides Drive	Data Center	124,383	—	—	$4,062	100.0%	100.0%
2950 Zanker Road	Data Center	69,700	—	—	3,151	100.0%	100.0%
4700 Old Ironsides Drive	Data Center	90,139	—	—	2,058	100.0%	100.0%
444 Toyama Drive	Data Center	42,083	—	—	1,942	100.0%	100.0%

Total		326,305	—	—	$11,213	100.0%	100.0%

Northern Virginia
43790 Devin Shafron Drive (Bldg E)	Data Center	152,138	—	—	$3,228	100.0%	100.0%
21551 Beaumeade Circle	Data Center	152,504	—	—	2,088	100.0%	100.0%
7505 Mason King Court	Data Center	109,650	—	—	1,865	100.0%	100.0%

Total		414,292	—	—	$7,181	100.0%	100.0%

Dallas
14901 FAA Boulevard	Data Center	263,700	—	—	$5,188	100.0%	100.0%
900 Dorothy Drive	Data Center	56,176	—	—	1,612	100.0%	100.0%

Total		319,876	—	—	$6,800	100.0%	100.0%

Hong Kong
33 Chun Choi Street	Data Center	—	—	—	—	N/A	N/A

Total		—	—	—	—	0.0%	N/A

Unconsolidated Portfolio Total / Weighted Average		1,060,473	—	—	$25,194	100.0%	100.0%

Managed Portfolio Total / Weighted Average		20,948,182	1,759,681	1,331,685	$1,134,160	92.6%	93.0%

Digital Realty Share Total / Weighted Average (14)		20,099,805	1,759,681	1,331,685	$1,114,005	92.2%	92.7%

Non-Managed Joint Ventures

Seattle
2001 Sixth Avenue	Data Center	400,369	—	—	$31,534	95.3%	95.0%
2020 Fifth Avenue	Data Center	51,000	—	—	3,338	100.0%	100.0%

Total		451,369	—	—	$34,872	95.8%	95.6%

Non-Managed Portfolio Total / Weighted Average		451,369	—	—	$34,872	95.8%	95.6%

Portfolio Total / Weighted Average		21,399,551	1,759,681	1,331,685	$1,169,032	92.6%	93.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(3)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(4)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2013 multiplied by 12.
(5)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(6)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(7)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(8)	Building formerly referred to as 1215 Datacenter Park.
(9)	Building was razed during Q4 2013 and entered into the Land Inventory pursuant to our business plan. See page 34.
(10)	Building formerly referred to as 800 Central Expressway.
(11)	Building formerly referred to as The Chess Building.
(12)	Building formerly referred to as Unit B Prologis Park.
(13)	Building formerly referred to as 1-23 Templar Road.
(14)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Development Lifecycle - Committed Active Development	Financial Supplement
Dollars in thousands, except where otherwise noted	Fourth Quarter 2013

	Base Building Construction					Data Center Construction
			A	B	A+B				A	B	A+B
Market	# of Locations	Total Square Feet	Current Investment (1)	Future Funding Req.(2)	Total Expected Investment(3)	# of Locations	Total Square Feet	kW	Current Investment(1)	Future Funding Req.(2)	Total Expected Investment(3)	% Leased	Average Completion Period	Est. GAAP Yield(4)	Est. Stabilized Cash Yield(4)
Austin	1	21,640	$7,980	$1,019	$8,999	1	23,322	2,000	$26,166	$9,071	$35,237	100.0%	1Q14
Chicago	1	263,013	40,368	34,945	75,312	1	26,207	1,800	9,177	12,647	21,824	83.3%	2Q14
Dallas	1	33,839	7,716	322	8,038	2	168,626	10,575	45,978	71,591	117,569	100.0%	1Q15
New York	2	173,898	42,345	28,888	71,233	1	13,273	600	3,554	14,116	17,670	100.0%	2Q15
N. Virginia	2	385,403	23,983	40,075	64,057	2	159,065	12,000	40,478	96,024	136,502	93.9%	1Q15
Phoenix						1	35,723	2,700	28,255	2,843	31,098	0.0%	1Q14
Silicon Valley	1	84,180	51,325	344	51,669
St. Louis						1	53,988	2,250	33,221	4,265	37,486	0.0%	1Q14
Toronto						1	34,306	2,700	11,003	41,844	52,847	100.0%	2Q14

North America	8	961,973	$173,717	$105,592	$279,308	10	514,510	34,625	$197,832	$252,399	$450,231	79.8%		10.4%	9.6%
Dublin	1	47,092	$17,080	$13,278	$30,358
London						1	106,400	10,000	$23,383	$108,850	$132,233	100.0%	1Q17
Paris						1	36,124		11,130	4,212	15,342	100.0%	2Q14

Europe	1	47,092	$17,080	$13,278	$30,358	2	142,524	10,000	$34,513	$113,062	$147,575	100.0%		10.6%	8.9%
Melbourne	1	53,582	$16,772	$1,938	$18,710	1	40,000	2,880	$37,323	$8,100	$45,423	0.0%	1Q14

Asia Pacific	1	53,582	$16,772	$1,938	$18,710	1	40,000	2,880	$37,323	$8,100	$45,423	0.0%		13.9%	12.7%

Total	10	1,062,647	$207,568	$120,808	$328,376	13	697,034	47,505	$269,669	$373,560	$643,229	79.4%		10.7%	9.6%

	Total Active Development
			A	B	A + B
Market	# of Locations	Total Square Feet	Current Investment(1)	Future Funding Req.(2)	Total Expected Investment(3)
Austin	1	44,962	$34,146	$10,089	$44,235
Chicago	1	289,220	49,545	47,591	97,136
Dallas	3	202,465	53,694	71,913	125,607
New York	2	187,171	45,899	43,004	88,903
N. Virginia	3	544,468	64,461	136,098	200,559
Phoenix	1	35,723	28,255	2,843	31,098
Silicon Valley	1	84,180	51,325	344	51,669
St. Louis	1	53,988	33,221	4,265	37,486
Toronto	1	34,306	11,003	41,844	52,847

North America	14	1,476,483	$371,549	$357,990	$729,539
Dublin	1	47,092	$17,080	$13,278	$30,358
London	1	106,400	23,383	108,850	132,233
Paris	1	36,124	11,130	4,212	15,342

Europe	3	189,616	$51,593	$126,340	$177,933
Melbourne	1	93,582	$54,096	$10,038	$64,134

Asia Pacific	1	93,582	$54,096	$10,038	$64,134

Total	18	1,759,681	$477,237	$494,368	$971,605

(1)	Represents balances incurred through December 31, 2013.
(2)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.
(3)	For Base Building construction, represents the pro rata share of the acquisition and infrastructure costs related to the specific Base Building project. For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(4)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Development Lifecycle - In Service	Financial Supplement
Dollars in thousands, except where otherwise noted	Fourth Quarter 2013

	Pre-Stabilized (1)
Market	# of Locations	Total Square Feet	kW	Total Expected Investment (2)	% Leased	Est. GAAP Yield (3)	Est. Stabilized Cash Yield (3)
Austin	1	30,000	2,250	$32,798	0.0%
Boston	2	32,940	2,328	33,039	2.0%
Chicago	2	29,278	2,085	35,452	25.2%
Dallas	3	65,834	4,451	50,316	43.9%
Houston	1	31,632	2,412	29,541	0.0%
New York	3	40,212	2,671	39,632	9.9%
Phoenix	1	87,346	7,388	77,122	25.9%
Silicon Valley	3	55,522	4,991	71,643	28.4%
St. Louis	1	2,814	190	4,558	0.0%

North America	17	375,578	28,766	$374,101	21.1%	10.6%	10.0%

London	2	36,265	2,820	$43,855	0.0%
Paris	1	12,353	930	13,139	0.0%

Europe	3	48,618	3,750	$56,995	0.0%	11.6%	11.0%

Singapore	1	22,820	1,713	$21,214	0.0%
Sydney	1	11,948	834	12,982	0.0%

Asia Pacific	2	34,768	2,547	$34,197	0.0%	16.8%	15.8%

Total	22	458,964	35,063	$465,293	17.3%	11.2%	10.5%

(1)	In service inventory requiring lease commencement.
(2)	For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(3)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Construction Projects in Progress - Total Investments	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

Construction Projects in Progress - Total Investments	Net Rentable Square Feet	Acreage	Current Investment (6)	Future Investment (7)	Total Investment	Total Cost/ Net Rentable Square Feet
Development Lifecycle
Land Inventory (1)	N/A	153.7	$106,327	—	$106,327	—
Space Held for Development (1)	1,331,685	N/A	340,076	—	340,076	$255
Base Building Construction (2)	1,062,647	N/A	207,568	$120,808	328,376	309
Datacenter Construction (3)	697,034	N/A	269,669	373,560	643,229	923
Equipment Pool & Other Inventory (4)		N/A	26,361	—	26,361	—
Campus, Tenant Improvements & Other (5)		N/A	33,129	10,719	43,848	—

Total Development	3,091,366	153.7	$983,130	$505,087	$1,488,217

Enhancement & Other			$60,619	$37,594	$98,213
Recurring			9,482	7,036	16,518

Total Construction in Progress			$1,053,231	$549,717	$1,602,948

(1)	Land Inventory and Space Held for Development reflect cumulative cost on space pending future development.
(2)	Base Building Construction consists of ongoing improvements to building infrastructure in preparation for future datacenter fit-out.
(3)	Data center under construction includes 697,084 feet of Turn-Key Flex, Custom Solutions and Powered Base Building space.
(4)	Equipment pool and other inventory represents long-lead equipment and materials required for timely deployment and delivery of datacenter fit-out.
(5)	Represents improvements in progress as of December 31, 2013 which benefit space recently converted to our operating portfolio and is composed primarily of shared infrastructure projects and first generation tenant improvements.
(6)	Represents balances incurred through December 31, 2013.
(7)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.

Historical Capital Expenditures Incurred and Paid	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

	Three Months Ended					Twelve Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	31-Dec-13	31-Dec-12

Non-Recurring (1)
Development	$204,796	$247,648	$272,558	$201,513	$179,417	$926,515	$631,881
Enhancements and Other Non-Recurring	32,773	30,049	17,419	31,261	37,295	111,502	115,387

Total Non-Recurring	$237,569	$277,697	$289,977	$232,774	$216,712	$1,038,017	$747,268

Recurring (2)	$17,025	$12,895	$13,429	$9,860	$14,432	$53,209	$41,430

Recurring	$17,025	$12,895	$13,429	$9,860	$14,432	$53,209	$41,430

Total Direct	$254,594	$290,592	$303,406	$242,634	$231,144	$1,091,226	$788,698

Indirect
Capitalized interest	$7,435	$6,882	$6,617	$5,343	$7,833	$26,277	$21,457
Capitalized overhead	8,888	9,661	9,927	9,969	8,900	38,445	32,239

Total Indirect	$16,323	$16,543	$16,544	$15,312	$16,733	$64,722	$53,696

Timing / FX adjustments	$33,789	$594	($1,608)	$787	$842	$33,562	$3,367

Total Improvements to and Advances for Investment in Real Estate	$304,706	$307,729	$318,342	$258,733	$248,719	$1,189,510	$845,761

Consolidated Portfolio Net Rentable Square Feet (3)	19,887,709	19,521,556	20,500,643	20,158,840	19,488,757	19,887,709	19,488,757

(1)	Non-recurring capital expenditures are primarily for development of space and land excluding acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacements, upgrades, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(2)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building, costs which are incurred to bring a building up to Digital Realty’s operating standards, or internal leasing commissions.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Development Lifecycle - Held for Development	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

	Land Inventory (1)			Space Held for Development
Market	# of Locations	Acres	Current Investment (2)	# of Locations	Total Square Feet	Current Investment (2)
Austin	1	7.2	$1,721	—	—	—
Boston	—	—	—	2	153,759	$48,719
Chicago	—	—	—	2	206,503	27,220
Dallas	3	69.5	24,165	3	116,672	16,458
Houston	—	—	—	1	22,722	5,135
New York	1	34.2	29,015	4	205,338	31,660
N. Virginia	1	15.6	8,331	3	15,456	2,592
Philadelphia	—	—	—	1	60,011	5,161
Phoenix	—	—	—	1	108,926	11,639
Sacramento	—	—	—	1	23,397	8,736
San Francisco	—	—	—	1	18,522	4,077
Silicon Valley	2	9.5	13,426	—	—	—
St. Louis	—	—	—	2	84,268	13,271
Toronto	—	—	—	1	21,189	5,103

North America (3)	8	136.0	$76,658	22	1,036,763	$179,770

Amsterdam	1	5.4	$12,756	—	—	—
London	—	—	—	2	183,533	112,956

Europe	1	5.4	$12,756	2	183,533	$112,956

Osaka	1	3.7	$12,471	—	—	—
Singapore	—	—	—	1	64,328	31,793
Sydney	1	8.6	4,442	1	47,061	15,556

Asia Pacific	2	12.3	$16,913	2	111,389	$47,349

Total	11	153.7	$106,327	26	1,331,685	$340,076

(1)	Represents properties acquired to support ground up development.
(2)	Represents balances incurred through December 31, 2013. For Base Building construction, represents the pro rata share of the acquisition and infrastructure costs related to the specific Base Building project. For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(3)	Includes 701 Union Property previously reported on Occupancy Analysis with 271,000 square feet of development space. Building has been razed pursuant to our business plan. Includes 1210 Integrity and 905 Security Row parcels previously reported on Occupancy Analysis with 246,940 and 249,657 square feet of development space, respectively. Buildings have been razed pursuant to our business plan.

Properties Acquired	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

Property	Metropolitan Area	Date Acquired	Purchase Price	Acquisition Cap Rate (1)	Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
636 Pierce Street	Somerset, NJ (NY Metro)	19 Dec-13	$35,250	8.0%	108,336	—	100.0%

Total			$35,250		108,336	—	100.0%

(1)	We calculate the cash capitalization rate on acquisitions by dividing anticipated annual net operating income by the purchase price including assumed debt and related pre-payment penalties. Net operating income represents rental revenue and tenant reimbursement revenue from in place leases less rental property operating and maintenance expenses, property taxes and insurance expenses and is not a financial measure calculated in accordance with GAAP. Our calculation of the cash capitalization rate on acquisitions may change based on our experience operating the properties subsequent to the closing of the acquisitions.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space under active development and space held for development.

Unconsolidated Joint Ventures (JVs)	Financial Supplement
Dollars in thousands	Fourth Quarter 2013

	As of December 31, 2013
	2001 Sixth Avenue	700/750 Central Expressway	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Summary Balance Sheet - at the JV’s 100% Share
Construction in progress	$2,089	$0	$0	$0	$0	$2,089
Undepreciated book value of operating real estate	107,975	—	48,509	102,448	402,755	661,687
Accumulated depreciation & amortization	(76,084)	—	(608)	(20)	(2,227)	(78,939)

Net Book Value of Operating Real Estate	$33,980	$0	$47,901	$102,428	$400,528	$584,837
Other assets	5,694	—	5,488	20,462	59,534	91,178

Total Assets	$39,674	$0	$53,389	$122,890	$460,062	$676,015

Debt	$105,953	$0	$47,000	$0	$185,000	$337,953
Other liabilities	5,990	—	525	8,382	91,212	106,109
Equity / (deficit)	(72,269)	—	5,864	114,508	183,850	231,953

Total Liabilities and Equity	$39,674	$0	$53,389	$122,890	$460,062	$676,015

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV Debt	$52,977	$0	$23,500	$0	$37,000	$113,477

Summary Statement of Operations - at the JV’s 100% Share	Twelve Months Ended December 31, 2013
	2001 Sixth Avenue	700/750 Central Expressway	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Rental revenue	$37,625	$55	$7,513	$0	$9,577	$54,770
Operating expenses	(11,981)	(1)	(522)	(44)	(1,686)	(14,234)

Net Operating Income (NOI)	$25,644	$54	$6,991	($44)	$7,891	$40,536

Interest expense	($6,883)	$0	($539)	$0	($1,354)	($8,776)
Depreciation & amortization	(6,419)	—	(696)	(28)	(2,793)	(9,936)
Other (income) / expense	4	4	—	(78)	(1,103)	(1,173)

Total Non-Operating Expenses	($13,298)	$4	($1,235)	($106)	($5,250)	($19,885)

Net Income	$12,346	$58	$5,756	($150)	$2,641	$20,651

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV NOI	$12,822	$27	$3,496	($22)	$1,578	$17,901

Digital Realty’s Earnings (loss) from unconsolidated joint ventures (1)	$6,581	$29	$2,626	($75)	$635	$9,796

Digital Realty’s Pro Rata Share of FFO (2)	$9,484	$29	$2,969	($75)	$1,194	$13,601

Digital Realty’s Fee Income from Joint Venture	$0	$0	$0	$0	$607	$607

(1)	Values represent Digital Realty’s stepped up basis and may not be comparable to values reflected in the entities’ stand alone financial statements calculated on a different basis.
(2)	For a definition of FFO, see page 42.

External Growth Pipeline	Financial Supplement
Central - Chicago	Fourth Quarter 2013

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
9333 W Grand Ave., Franklin Park, IL	123,275	6.8	92.0%	Completed
9355 W Grand Ave., Franklin Park, IL	237,419	14.4	10.4%	Active development - base building and data center
9377 W Grand Ave., Franklin Park, IL	175,100	10.8	0.0%	Planned for future ground up development

Asset

•	Digital Chicago Campus – 9333, 9355 and 9377 W. Grand Avenue, Franklin Park IL 60131

Background

•	Digital acquired the three-building, 22-acre campus and created the Digital Chicago Campus in May 2012.

•	Based on strong demand for our Turn-Key Flex data center product, as well as limited supply, the first phase of construction began with the redevelopment of the 9333 W Grand Ave. building in August 2012 to accommodate 123,275 rentable square feet and provide 6.8 MW of IT Load.

•	As market conditions continued to show a limited supply of competitive space along with strong leasing activity in phase one, redevelopment of the 9355 W Grand Ave. building commenced June 2013 to accommodate 237,419 rentable square feet and and provide 14.4 MW of IT Load in eight data centers.

Opportunity

•	Upon completion, the Digital Chicago Campus will have a development potential of 535,794 rentable square feet to support 18 Turn-Key Flex data centers and provide 32 MW of IT Load.

•	Campus utility service is provided by ComEd with 60 MW delivered by multiple 34.5 kV services.

•	The 9333 W Grand Ave. building includes four Turn-Key Flex data centers and is 92% leased.

•	The second phase, 9355 W Grand Ave., is currently under redevelopment to deliver the PBB and the first 1.8 MW data center of the eight planned. 1.5 MW of the 1.8 MW is pre-leased to a cloud services provider.

•	The third phase will be a future ground-up development located where the 9377 W Grand Ave. building is sited today. The site is planned for future development, as demand continues for development of 10.8 MW of IT Load capacity in six Turn-Key Flex data centers.

External Growth Pipeline	Financial Supplement
Central - Dallas	Fourth Quarter 2013

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
850 E. Collins Blvd., Richardson, TX	114,188	6.9	32.1%	Active Development - data centers. Additional 3.5 MW under LOI to increase Leased % to 83.2%
950 E. Collins Blvd., Richardson, TX	112,500	7.2	100.0%	Active Development - data centers
904 Quality Way, Richardson, TX	46,750	4.5	100.0%	Completed
907 Security Way (aka 1301 International Pkwy, Richardson, TX	120,000	7.2	0.0%	Planned for future ground up development
1210 Integrity Drive & 905 Security Way, Richardson, TX	466,000	28.8	0.0%	Planned for future ground up development
1215 Integrity Drive, Richardson, TX	117,876	6.8	100.0%	Active Development - data centers
1232 Alma Rd., Richardson, TX	105,726	6.8	95.3%	Completed
908 Quality Way, Richardson, TX	42,318	4.8	0.0%	Planned for future ground up development
900 Quality Way, Richardson, TX	114,922	6.8	35.4%	Completed with 3 shell data centers under option to expire 6/2014. Expect option exercise and Leased % increased to 100%
750 Collins Boulevard, Richardson, TX	tbd	0	0.0%	Planned for future management office

Background

•	Digital Dallas Datacampus is a 70-acre property located within the renowned “Telecom Corridor” of Richardson, TX, a suburb of Dallas.

•	Originally acquired in 2009 as part of a 60/40 joint-venture, Digital Realty acquired a 100% ownership interest in 2011.

•	Development has included a mix of redevelopment and ground-up construction on a Powered Base Building and multi-tenant data center basis with a privately-owned 122 MW substation.

•	In four years, Digital has completed or has active development on 612,000 square feet six buildings.

•	The campus has about 19.3 MW of IT Load currently in operation with about 7 MW of data center space that is under construction and 100% pre-leased.

Opportunity

•	The campus has a little over 25 acres of land left for new one and two-story ground-up development that could support five new buildings and doubling the size of the campus with another 628,000 square feet.

•	Including new buildings and shell space in existing buildings being held for construction, the site has the potential to add another 50 MW of IT Load to the Digital Dallas Datacampus.

External Growth Pipeline	Financial Supplement
East – Northern Virginia	Fourth Quarter 2013

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
43940 Digital Loudoun Plaza (Bldg. G)	392,711	25.7	74.9%	Active development - base building and data center. 5.5 MW under option and back log will increase Leased % to 94%
43940 Digital Loudoun Plaza (Bldg. K)	281,431	19.2	0.0%	Active development - base building and data center
Digital Loudoun Plaza (Bldg. J)	216,000	14.4	0.0%	Planned for future ground up development
Digital Loudoun Plaza (Bldg. H)	244,000	14.4	0.0%	Planned for future ground up development

Asset

•	Existing Campus - Digital Ashburn Campus (Buildings A, B, C, D, E & F), Devin Shafron Drive, Ashburn VA 20147

•	Current Development - Digital Ashburn Campus (Buildings G and K), Digital Loudoun Plaza, Ashburn VA 20147

Background

•	Digital Realty originally acquired three existing shell buildings and developed the Digital Ashburn Campus in 2007.

•	Based on strong demand for Turn-Key Flex data center space in the market, the existing campus was expanded through a land acquisition in 2009 and Digital Realty developed three additional single-story buildings, bringing the existing campus to 829,739 rentable square feet (Buildings A, B, C, D, E & F).

•	The campus was expanded in 2011 with the Loudoun Parkway North acquisition, bringing the total campus to 98 acres.

Opportunity

•	Loudoun Parkway North campus is master-planned for four, two-story buildings (G, K, H & J), that upon completion, will provide 1,134,142 rentable square feet to support 62 Turn-Key Flex data centers capable of supporting 73.7 MW of IT Load.

•	The site is supported by a dedicated substation capable of supplying 150 MW of power.

•	The first building on the campus, Building G, was designed and constructed in two phases. The first phase is complete and the data center space is 100% leased and included 10 Turn-Key Flex data centers which provide 11.25 MW of IT Load. The second phase is under construction and will include 12 Turn-Key Flex data centers which will provide 14.4 MW of IT Load and is currently 61.7% preleased. The combined first and second phases are 74.9% leased. Upon exercise of existing tenant’s options and back log for 5.5 MW of Turn Key Flex data centers, Building G will be 94% leased. The remaining space relates to non-technical space.

•	Building K’s shell, with capacity for 16 Turn-Key Flex data centers and 19.2 MW of IT Load, is under construction with the first phase of two Turn-Key Flex data centers scheduled for delivery in September 2014.

•	Buildings H and J are each designed to accommodate 14.4 MW of IT Load and will be developed as demand continues for Digital Realty’s product in this market.

External Growth Pipeline	Financial Supplement
East – New York	Fourth Quarter 2013

Master Plan

Property Address	Sq. Ft.	IT Load mW Capacity	Leased %	Development Status
365 S Randolphville (Existing)	264,792	9.0	93.8%	Completed
365 S Randolphville (Expansion)	86,656	5.4	11.1%	Active development - base building
3 Corporate Place	276,931	3.3	100.0%	Completed
3 Corporate Place Annex	100,515	7.2	0.0%	Active development - base building

Asset

•	3 Corporate Place, Piscataway, NJ 08854

•	365 South Randolphville Road, Piscataway, NJ 08854

Background

•	Located in the New York metropolitan market within close proximity to Rutgers University, Digital Piscataway Datacampus is an existing two-building campus in the process of being expanded by 187,171 rentable square feet.

•	Improvements underway include a 86,656 rentable square foot expansion of 365 South Randolphville Road and a free-standing 100,515 rentable square foot expansion at 3 Corporate Place.

Opportunity

•	The 86,656 rentable square foot addition to 365 South Randolphville Road will expand the existing 264,792 rentable square foot building to 351,448 rentable square feet and provide an additional 5.4 megawatts of leasable IT Load.

•	The 100,515 rentable square foot Annex at 3 Corporate Place will provide an additional 7.2 megawatts of leasable IT Load.

•	Upon completion of construction, the campus will be a premier state-of-the-art facility positioned to serve the expanding requirements of the financial services industry, and take advantage of the significant opportunities in the health care, telecommunications and government sectors in the New York metro area.

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization and Financial Ratios	Financial Supplement
Unaudited and in thousands	Fourth Quarter 2013

Reconciliation of Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) (1)	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12

Net Income Available to Common Stockholders	$42,977	$138,872	$47,077	$42,657	$44,815
Interest	45,996	47,742	47,583	48,078	40,350
Loss from early extinguishment of debt	608	704	501	—	—
Taxes	(473)	352	210	1,203	10
Depreciation & amortization	126,776	121,198	115,867	111,623	107,718

EBITDA	$215,884	$308,868	$211,238	$203,561	$192,893
Straight-line rent expense adjustment attributable to prior periods	—	9,155	—	—	—
Gain on contribution of properties to unconsolidated joint venture	(555)	(115,054)	—	—	—
Noncontrolling interests	964	2,882	1,145	970	1,329
Preferred stock dividends	11,726	11,726	11,399	8,054	9,751

Adjusted EBITDA	$228,019	$217,577	$223,782	$212,585	$203,973

	Three Months Ended
Financial Ratios	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Total GAAP interest expense	$45,996	$47,742	$47,583	$48,078	$40,350
Capitalized interest	7,435	6,882	6,617	5,343	7,833
Change in accrued interest and other non-cash amounts	(20,423)	13,396	(18,637)	2,742	(17,872)

Cash Interest Expense (2)	$33,008	$68,020	$35,563	$56,163	$30,311

Scheduled debt principal payments and preferred dividends	14,776	14,874	15,172	11,950	13,518
Total Fixed Charges (3)	$68,207	$69,498	$69,372	$65,371	$61,701

Coverage
Interest coverage ratio (4)	4.3x	4.0x	4.1x	4.0x	4.2x
Cash interest coverage ratio (5)	6.9x	3.2x	6.3x	3.8x	6.7x
Fixed charge coverage ratio (6)	3.3x	3.1x	3.2x	3.3x	3.3x
Cash fixed charge coverage ratio (7)	4.8x	2.6x	4.4x	3.1x	4.7x

Leverage
Debt to total enterprise value (8)(9)	40.9%	38.3%	35.0%	33.6%	31.5%
Debt plus preferred stock to total enterprise value (10)	46.8%	44.1%	40.3%	36.9%	35.9%
Pre-tax income to interest expense (11)	2.2x	4.2x	2.3x	2.1x	2.4x
Net Debt to Adjusted EBITDA (12)	5.4x	5.4x	5.2x	5.5x	5.2x

(1)	For definition and discussion of EBITDA and Adjusted EBITDA, see page 42.
(2)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(3)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(4)	Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(5)	Adjusted EBITDA divided by cash interest expense.
(6)	Adjusted EBITDA divided by fixed charges.
(7)	Adjusted EBITDA divided by the sum of cash interest expense, scheduled debt principal payments and preferred dividends.
(8)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(9)	Enterprise value defined as market value equity plus debt plus preferred stock plus minority interest less cash and equivalents.
(10)	Same as (8), except numerator includes preferred stock.
(11)	Calculated as net income plus interest expense divided by GAAP interest expense.
(12)	Calculated as total debt at balance sheet carrying value (see page 6) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

Management Statements on Non-GAAP Measures	Financial Supplement
Fourth Quarter 2013

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (CFFO):

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net and (vi) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Three Months Ended December 31, 2013
Reconciliation of Net Operating Income (NOI)
Operating income	$98,055
Less:
Fee income	(1,315)
Add:
Construction management expenses	35
Depreciation and amortization	126,776
General and administrative	15,536
Transactions	1,108
Other expenses	7

Net Operating Income	$240,202

Cash Net Operating Income (Cash NOI)
Net Operating Income	$240,202
Add:
Straight-line rent expense	881
Less:
Straight-line rent revenue	(22,739)
Purchase accounting adjustments	(2,887)
Change in fair value of contingent consideration	(1,749)

Cash Net Operating Income	$213,708

Statement Regarding Forward-Looking Statements	Financial Supplement
Fourth Quarter 2013

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, cap rates, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, rent to be received in future periods, our credit ratings, construction and development activity, projected construction costs, estimated yields on investment, 2014 backlog NOI, 2014 guidance and underlying assumptions, and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for development;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2012, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.